 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1996

                                                               FILE NOS. 2-91329
                                                                        811-4035

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 15                        [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]

                             AMENDMENT NO. 18                                [X]

                       MERRILL LYNCH BALANCED FUND FOR
                       INVESTMENT AND RETIREMENT, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
               P. O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800
                                ARTHUR ZEIKEL
                                P. O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

        JOEL H. GOLDBERG, ESQ.        and           PHILIP L. KIRSTEIN, ESQ.
SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP        MERRILL LYNCH ASSET MANAGEMENT
           919 THIRD AVENUE                              P.O. BOX 9011
       NEW YORK, NEW YORK 10022                 PRINCETON, NEW JERSEY 08543-9011


              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

                      [X] Immediately upon filing pursuant to paragraph (b), or
                      [_] 60 days after filing pursuant to paragraph (a), or
                      [_] on (date) pursuant to paragraph (b), or
                      [_] on (date) pursuant to paragraph (a),
                      [_] 75 days after filing pursuant to paragraph (a)(ii)
                      [_] on (date) pursuant to paragraph (a)(ii) of rule 485.

              IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                      [_] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF ITS COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULES FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON NOVEMBER 16, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT, INC.

               POST-EFFECTIVE AMENDMENT NO. 15 ON FORM N-1A

 CROSS REFERENCE SHEET PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

 N-1A ITEM NO.                                             LOCATION
 -------------                                             --------
 PART A
  Item 1.  Cover Page.....................   Cover Page
  Item 2.  Synopsis.......................   Fee Table
  Item 3.  Condensed Financial
            Information...................   Financial Highlights; Performance
                                              Data
  Item 4.  General Description of
            Registrant....................   Investment Objective and Policies;
                                              The Fund and Its Management;
                                              Investment Practices and
                                              Restrictions; Additional
                                              Information
  Item 5.  Management of the Registrant...   Fee Table; The Fund and Its
                                              Management; Investment Practices
                                              and Restrictions
  Item 5A. Management's Discussion of Fund
            Performance...................   Not Applicable
  Item 6.  Capital Stock and Other
            Securities....................   Additional Information
  Item 7.  Purchase of Securities Being
            Offered.......................   Cover Page; Merrill Lynch Select
                                              PricingSM System; Purchase of
                                              Shares; Shareholder Services;
                                              Additional Information
  Item 8.  Redemption or Repurchase.......   Merrill Lynch Select PricingSM
                                              System; Purchase of Shares;
                                              Redemption of Shares
  Item 9.  Pending Legal Proceedings......   Not Applicable
 PART B
  Item 10. Cover Page.....................   Cover Page
  Item 11. Table of Contents..............   Back Cover Page
  Item 12. General Information and
            History.......................   General Information
  Item 13. Investment Objective and
            Policies......................   Investment Objective and Policies;
                                              Investment Practices and
                                              Restrictions
  Item 14. Management of the Fund.........   Management of the Fund
  Item 15. Control Persons and Principal
            Holders of Securities.........   Management of the Fund
  Item 16. Investment Advisory and Other
            Services......................   Management of the Fund; Purchase of
                                              Shares; General Information
  Item 17. Brokerage Allocation...........   Investment Practices and
                                              Restrictions
  Item 18. Capital Stock and Other
            Securities....................   General Information
  Item 19. Purchase, Redemption and
            Pricing of Securities Being
            Offered.......................   Purchase of Shares; Redemption of
                                              Shares; Determination of Net Asset
                                              Value; Shareholder Services
  Item 20. Tax Status.....................   Dividends, Distributions and Taxes
  Item 21. Underwriters...................   Purchase of Shares
  Item 22. Calculation of Performance
            Data..........................   Performance Data
  Item 23. Financial Statements...........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PROSPECTUS

JANUARY 26, 1996          MERRILL LYNCH BALANCED FUND
                      FOR INVESTMENT AND RETIREMENT, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Balanced Fund for Investment and Retirement, Inc., is a mutual fund of the type permitted to have a number of different portfolios, or series. The fund and its only series, the Full Investment Portfolio, are referred to as the "Fund". The Fund seeks to provide shareholders with as high a level of total investment return as is consistent with reasonable risk. The Fund seeks to achieve its objective through investment in common stocks and other types of securities, including fixed-income securities and convertible securities. Because the Fund is designed for investors for whom current tax liability is not a consideration, such as certain tax qualified employee benefit plans, the Fund (and any other series that may be added in the future) will invest without regard to tax considerations. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.
                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase price is $1,000 ($100 for retirement plans) and the minimum subsequent purchase is $50 ($1 for retirement plans). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR  ANY STATE SECURITIES COMMISSION NOR  HAS THE SECURI-
  TIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated January 26, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

             MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)                CLASS C     CLASS D
                         ----------            ----------                -------     -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)              None                    None        5.25%(c)
 Sales Charge Imposed
  on Dividend Reinvest-
  ments.................    None                  None                    None        None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower).............    None(d)       4.0% during the first      1% for one year  None(d)
                                          year, decreasing 1.0%
                                       annually thereafter to 0.0%
                                          after the fourth year
 Exchange Fee...........    None                  None                    None        None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(e).........
 Investment Advisory
  Fees(f)...............    0.62%                 0.62%                   0.62%       0.62%
 12b-1 Fees(g):
   Account Maintenance
    Fees................    None                  0.25%                   0.25%       0.25%
   Distribution Fees....    None                  0.75%                   0.75%       None
                                       (Class B shares convert to
                                      Class D shares automatically
                                     after approximately eight years
                                         and cease being subject
                                          to distribution fees)
 Other Expenses:
   Custodial Fees.......    0.01%                 0.01%                   0.01%       0.01%
   Shareholder Servicing
    Costs(h)............    0.25%                 0.28%                   0.28%       0.26%
   Other................    0.13%                 0.13%                   0.13%       0.13%
                            ----                  ----                    ----        ----
     Total Other Ex-
      penses............    0.39%                 0.42%                   0.42%       0.40%
                            ----                  ----                    ----        ----
 Total Fund Operating
  Expenses..............    1.01%                 2.04%                   2.04%       1.27%
                            ====                  ====                    ====        ====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 15.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 17.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 15.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(e) Information for Class A and Class B shares is stated for the fiscal year ended September 30, 1995. Information for Class C and Class D shares is stated for the period October 21, 1994 (commencement of operations) to September 30, 1995.

(f) See "The Fund and Its Management--Investment Advisory Fee"--page 12.

(g) See "Purchase of Shares--Distribution Plans"--page 21.

(h) See "The Fund and Its Management--Transfer Agency Services"--page 12.

EXAMPLE:

                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                           ---------------------------------------------------
                            1 YEAR       3 YEARS      5 YEARS       10 YEARS
                           ----------   ----------   -----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment in-
 cluding the maximum
 $52.50 initial sales
 charge (Class A and
 Class D shares only) and
 assuming (1) the Total
 Fund Operating Expenses
 for each class set forth
 above, (2) a 5% annual
 return throughout the
 periods and (3) redemp-
 tion at the end of the
 period:
 Class A.................   $62           $83         $105           $170
 Class B.................   $61           $84         $110           $218*
 Class C.................   $31           $64         $110           $237
 Class D.................   $65           $91         $119           $198
An investor would pay the
 following expenses on
 the same $1,000 invest-
 ment assuming no redemp-
 tion at the end of the
 period:
 Class A.................   $62           $83         $105           $170
 Class B.................   $21           $64         $110           $218*
 Class C.................   $21           $64         $110           $237
 Class D.................   $65           $91         $119           $198

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly.

  The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                        IMPORTANT FUND INFORMATION

  On October 13, 1995, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") pursuant to which the Fund would transfer substantially all of its assets and substantially all of its liabilities to Global Allocation in exchange for newly issued shares of Global Allocation, and thereafter deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization"). Subsequently, the Reorganization was approved by vote of the Fund's shareholders at a special meeting of shareholders held on January 25, 1996.

  The Reorganization is conditioned upon the receipt of a favorable ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization. If the requisite IRS approval is obtained, it is anticipated that the Reorganization will take place as soon as practicable following receipt of such approval.

  The Fund and Global Allocation are open-end management investment companies with similar, though not identical, investment objectives. The Fund seeks to provide shareholders with as high a level of total investment return as is consistent with a reasonable and relatively low level of risk. Global Allocation seeks to provide a high total investment return, consistent with prudent risk. The Board of Directors of Global Allocation approved the Reorganization on October 2, 1995.

  MLAM, the investment adviser to both the Fund and Global Allocation, believes that the Reorganization will benefit the Fund's shareholders in several ways. First, Balanced Fund shareholders will remain invested in an open-end fund that has an investment objective similar to that of Balanced Fund, although not identical. Second, Balanced Fund shareholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

  If the Reorganization takes place, Fund shareholders will receive shares of that class of shares of Global Allocation having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including CDSCs), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM" or the "Investment Adviser") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under the investor's particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
  CLASS           SALES CHARGE(/1/)            FEE         FEE            CONVERSION FEATURE
-------------------------------------------------------------------------------------------------
    A           Maximum 5.25% initial          No           No                    No
               sales charge(/2/)(/3/)
-------------------------------------------------------------------------------------------------
    B       CDSC for a period of 4 years,     0.25%        0.75%     B shares convert to D shares
            at a rate of 4.0% during the                                  automatically after
             first year, decreasing 1.0%                                     approximately
                  annually to 0.0%                                         eight years(/4/)
-------------------------------------------------------------------------------------------------
    C          1.0% CDSC for one year         0.25%        0.75%                  No
-------------------------------------------------------------------------------------------------
    D        Maximum 5.25% initial sales      0.25%         No                    No
                     charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of

      $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares to Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, were modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year of purchase. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial in the investor's particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended September 30, 1995, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE
BEEN DERIVED
FROM INFORMATION
PROVIDED IN THE
FINANCIAL
STATEMENTS.

                                                  CLASS A
                          --------------------------------------------------------------
                                     FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------------------------------
                          1995(1)  1994(1)   1993     1992     1991     1990      1989+
                          -------  -------  -------  -------  -------  -------   -------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....  $ 11.67  $ 13.02  $ 12.57  $ 11.94  $ 10.61  $ 11.93   $ 11.18
                          -------  -------  -------  -------  -------  -------   -------
Investment Income--net..      .32      .32      .43      .47      .70      .64       .24
Realized and unrealized
gain (loss) on
investments
and foreign currency
transactions--net.......      .88     (.07)    1.29      .61     1.63    (1.41)     1.42
                          -------  -------  -------  -------  -------  -------   -------
Total from investment
operations..............     1.20      .25     1.72     1.08     2.33     (.77)     1.66
                          -------  -------  -------  -------  -------  -------   -------
Less dividends and
distributions:
Investment income--net..     (.34)    (.37)    (.39)    (.45)    (.62)    (.55)     (.90)
 Realized gain on
 investments--net.......     (.97)   (1.23)    (.88)     --      (.38)     --       (.01)
                          -------  -------  -------  -------  -------  -------   -------
Total dividends and
distributions...........    (1.31)   (1.60)   (1.27)    (.45)   (1.00)    (.55)     (.91)
                          -------  -------  -------  -------  -------  -------   -------
Net asset value, end of
period..................  $ 11.56  $ 11.67  $ 13.02  $ 12.57  $ 11.94  $ 10.61   $ 11.93
                          =======  =======  =======  =======  =======  =======   =======
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share...............    11.86%    1.81%   14.62%    9.23%   23.14%   (6.86%)   15.54%#
                          =======  =======  =======  =======  =======  =======   =======
RATIOS TO AVERAGE NET
ASSETS:
Expenses, excluding
account maintenance and
distribution fees.......     1.01%     .83%     .83%     .81%     .85%     .83%      .78%*
                          =======  =======  =======  =======  =======  =======   =======
Expenses................     1.01%     .83%     .83%     .81%     .85%     .83%      .78%*
                          =======  =======  =======  =======  =======  =======   =======
Investment income--net..     2.93%    2.68%    3.09%    3.18%    3.64%    5.12%     4.23%*
                          =======  =======  =======  =======  =======  =======   =======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $30,485  $39,963  $40,688  $20,320  $12,839  $ 4,511   $ 2,080
                          =======  =======  =======  =======  =======  =======   =======
Portfolio turnover......    86.33%   59.15%   79.55%   65.40%  173.76%  163.56%   175.47%
                          =======  =======  =======  =======  =======  =======   =======

----
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.
  + Class A shares commenced operations on October 27, 1988.

 # Aggregate total investment return.
(1)

 Based on average shares outstanding during the year.

                                                                 CLASS B
                   ---------------------------------------------------------------------------------------------------------------

                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                   ---------------------------------------------------------------------------------------------------------------
                   1995(1)   1994(1)     1993      1992      1991       1990         1989        1988         1987       1986++
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
INCREASE
 (DECREASE) IN
 NET ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period..........  $  11.75  $  13.09  $  12.62  $  11.99  $  10.60  $    11.91   $    10.94  $    12.54   $    11.17  $     10.00
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
Investment
 Income--net.....       .21       .20       .24       .29       .39         .50          .53         .57          .39          .25
Realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions--
 net.............       .90      (.07)     1.37       .66      1.83       (1.39)        1.25       (1.40)        1.64          .98
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
Total from
 investment
 operations......      1.11       .13      1.61       .95      2.22        (.89)        1.78        (.83)        2.03         1.23
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
Less dividends
 and
 distributions:
 Investment
 income--net.....      (.14)     (.24)     (.26)     (.32)     (.45)       (.42)        (.80)       (.55)        (.38)        (.06)
 Realized gain on
  investments--
  net............      (.97)    (1.23)     (.88)      --       (.38)        --          (.01)       (.22)        (.28)         --
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
Total dividends
 and
 distributions...     (1.11)    (1.47)    (1.14)     (.32)     (.83)       (.42)        (.81)       (.77)        (.66)        (.06)
                   --------  --------  --------  --------  --------  ----------   ----------  ----------   ----------  -----------
Net asset value,
 end of period...  $  11.75  $  11.75  $  13.09  $  12.62  $  11.99  $    10.60   $    11.91  $    10.94   $    12.54  $     11.17
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share...........     10.80%     0.76%    13.49%     8.01%    21.91%      (7.79%)      16.93%      (6.36%)      18.98%       12.29%
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses,
 excluding
 account
 maintenance and
 distribution
 fees............      1.04%      .86%      .85%      .85%      .90%        .86%         .84%        .82%         .73%         .82%
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
Expenses.........      2.04%     1.86%     1.85%     1.85%     1.90%       1.86%        1.84%       1.82%        1.73%        1.82%
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
Investment
 income--net.....      1.90%     1.65%     1.99%     2.10%     3.37%       3.90%        3.73%       4.66%        3.60%        4.23%
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands)......  $152,121  $709,836  $830,955  $886,920  $986,895  $1,171,567   $1,735,873  $2,264,429   $3,384,647  $ 2,065,752
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========
Portfolio
 turnover........     86.33%    59.15%    79.55%    65.40%   173.76%     163.56%      175.47%     239.78%      145.17%      143.78%
                   ========  ========  ========  ========  ========  ==========   ==========  ==========   ==========  ===========

                       CLASS C      CLASS D
                     ------------ ------------
                       FOR THE      FOR THE
                      YEAR ENDED   YEAR ENDED
                      SEPTEMBER    SEPTEMBER
                     30, 1995+(1) 30, 1995+(1)
                     ------------ ------------
INCREASE
 (DECREASE) IN
 NET ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period..........       $11.74      $  11.66
                        ------      --------
Investment
 Income--net.....          .19           .27
Realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions--
 net.............          .92           .90
                        ------      --------
Total from
 investment
 operations......         1.11          1.17
                        ------      --------
Less dividends
 and
 distributions:
 Investment
 income--net.....         (.28)         (.32)
 Realized gain on
  investments--
  net............         (.97)         (.97)
                        ------      --------
Total dividends
 and
 distributions...        (1.25)        (1.29)
                        ------      --------
Net asset value,
 end of period...       $11.60      $  11.54
                        ======      ========
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share...........        10.93%#       11.62%#
                        ======      ========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses,
 excluding
 account
 maintenance and
 distribution
 fees............         1.04%*        1.02%*
                        ======      ========
Expenses.........         2.04%*        1.27%*
                        ======      ========
Investment
 income--net.....         1.94%*        2.68%*
                        ======      ========
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands)......       $1,154      $467,546
                        ======      ========
Portfolio
 turnover........        86.33%        86.33%
                        ======      ========

------
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.

  + Class C and Class D shares commenced operations on October 21, 1994. ++ Class B shares commenced operations on November 29, 1985.

 # Aggregate total investment return.

(1) Based on average shares outstanding during the period.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking as high a level of total investment return as is consistent with a relatively low level of risk. This is a fundamental investment objective. The Fund seeks to achieve its objective through investment in high quality common stocks (generally companies with $500,000,000 or more of market capitalization) and other types of securities, including fixed-income securities (preferred stock and debt securities) and convertible securities, as well as through the writing of covered call options and the lending of portfolio securities. It is anticipated that, except under unusual circumstances, the Fund will maintain at least 25% of the value of its assets in fixed-income senior securities. In its common stock investments, it is anticipated that the Fund will seek to emphasize issues with relatively low price earnings ratios, above average dividend yields, and relatively low price to book value ratios, as compared to prevailing market conditions. In seeking to identify "high quality" companies, particular emphasis is placed by management on common stocks of companies which are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. With respect to debt securities, the Fund will invest only in instruments which are rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("S & P"), or which are determined by the Fund's investment adviser to be of quality comparable to instruments so rated. The Fund also may engage in options and futures transactions and lend its portfolio securities. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. No assurance can be given that the Fund will be able to achieve its investment objective.

  Total investment return is the sum of current income and capital gains received from portfolio investments, as well as the capital appreciation of investments retained in the portfolio. It is anticipated that ordinarily the Fund's emphasis on current income and capital appreciation will be relatively equal, although from time to time the Fund may vary its emphasis between these two elements as market or economic conditions change. In this regard, the composition of the Fund is largely unrestricted. In furtherance of its efforts to reduce overall exposure to investment and income risk through adequate diversification of its portfolio, the Fund may invest up to 20% of its total assets in securities issued by foreign companies.

  Inasmuch as the Fund is authorized to invest in bonds and other fixed-income securities, it is important to note that the portion of the Fund's net asset value attributable to such securities may fall when interest rates rise and rise when interest rates fall. In general, fixed-income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed-income securities with shorter maturities.

  The Fund also reserves the right to invest all or a portion of its assets in high quality money market securities (such as U.S. Treasury bills, certificates of deposit issued by U.S. banks having more than $1 billion in assets, commercial paper and repurchase agreements with respect to U.S. government securities and U.S. government agency securities) for purposes of enhancing liquidity and avoiding the effects of declining securities prices when it seems advisable to do so in light of prevailing market or economic conditions. The Fund will invest only in commercial paper that is rated A-1 or A-2 by S & P, or P-1 or P-2 by Moody's, or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S & P, or Aa or better by Moody's. The proportion of the Fund's assets that is invested in money market securities will vary from time to time.

  Because the Fund is designed for investors for whom current tax liability is not a consideration, the Fund may realize capital gains without regard to whether they will qualify as long-term capital gains. This means that the Fund has the flexibility to take advantage of short-term investment opportunities when determined appropriate by the Investment Adviser. For a discussion of the investment restrictions of the Fund, see "Investment Practices and Restrictions--Investment Restrictions".

                          THE FUND AND ITS MANAGEMENT

  The Fund is a mutual fund, technically known as an open-end diversified management investment company. It was incorporated under the laws of the State of Maryland on May 21, 1984. The Fund is a company of the series type. At the present time it consists of only one portfolio. The Fund is designed as an investment vehicle for investors who seek a high level of total investment return without regard to tax considerations, such as certain tax-qualified employee benefit plans, including Individual Retirement Accounts ("IRAs") and corporate, governmental and other retirement plans qualified under sections 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the "Code").

  The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors are:

    Arthur Zeikel*--President of MLAM and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of Merrill Lynch Funds Distributor, Inc.

    James H. Bodurtha--Chairman and CEO, China Enterprise Management
  Corporation.

    Herbert I. London--John M. Olin Professor of Humanities, Gallatin Division of New York University.

    Robert R. Martin--Director, WTC Industries, Inc.

    Joseph L. May--Attorney in private practice.

    Andre F. Perold--Professor, Harvard Business School.

--------

* Interested person, as defined by the Investment Company Act, of the Fund.

  MLAM, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011), is the investment adviser for the Fund. MLAM is owned and controlled by ML & Co., a financial services holding company. MLAM manages the investment of the Fund's assets, provides administrative services and manages the Fund's business affairs. These services are subject to general oversight by the Fund's Board of Directors. The Investment Adviser has been engaged in the investment advisory business since 1976, and, together with its affiliate, FAM, currently serves as the investment adviser to more than 130 other registered investment companies, as well as to numerous pension plans and other institutions. As of December 31, 1995, the Investment Adviser and FAM had a total of approximately $196.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.

  Denis B. Cummings is primarily responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since 1991. Mr. Cummings has served as a Vice President of the Investment Adviser since 1978.

  Investment Advisory Fee. The Fund pays the Investment Adviser a monthly fee based upon the average daily value of the portfolio's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $500 million; 0.60% of the average daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.55% of the average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.50% of the average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the average daily net assets exceeding $3.5 billion. For the fiscal year ended September 30, 1995, the total management fee paid by the Fund to the Investment Adviser was $4,289,001 (based upon average net assets of approximately $696.5 million). For the fiscal year ended September 30, 1995, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 1.01% for the Class A shares and 1.04% for the Class B shares. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the annualized ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 1.04% for Class C shares and 1.02% for Class D shares.

  Transfer Agency Services. Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A and Class D shareholder account and $14.00 per Class B and Class C shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended September 30, 1995, the total fee paid by the Fund to the Transfer Agent was $1,826,759. At December 31, 1995, the Fund had 3,725 Class A shareholder accounts, 18,152 Class B shareholder accounts, 140 Class C shareholder accounts and 64,126 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $1,002,449 plus out-of-pocket expenses.

  Reimbursement for Portfolio Accounting Services. The Fund reimburses the Investment Adviser for its costs in providing portfolio accounting services to the Fund. For the fiscal year ended September 30, 1995, the Fund reimbursed the Investment Adviser $115,994 for accounting services.

  Code of Ethics. The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Fund.

  Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial investment is $1,000, and the minimum subsequent purchase is $50, except for retirement plans, for which the minimum initial purchase is $100 and the minimum subsequent purchase is $1.00. Different minimums may apply to purchases through the Merrill Lynch BlueprintSM Program. See "Purchase of Shares--Reduced Initial Sales Charges-- Merrill Lynch BlueprintSM Program" in the Statement of Additional Information.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally 4:00 P.M. New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives orders from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
  CLASS           SALES CHARGE(/1/)            FEE         FEE            CONVERSION FEATURE
-------------------------------------------------------------------------------------------------
    A           Maximum 5.25% initial          No           No                    No
               sales charge(/2/)(/3/)
-------------------------------------------------------------------------------------------------
    B       CDSC for a period of 4 years,     0.25%        0.75%     B shares convert to D shares
            at a rate of 4.0% during the                                  automatically after
             first year, decreasing 1.0%                                     approximately
                  annually to 0.0%                                         eight years(/4/)
-------------------------------------------------------------------------------------------------
    C          1.0% CDSC for one year         0.25%        0.75%                  No
-------------------------------------------------------------------------------------------------
    D        Maximum 5.25% initial sales      0.25%         No                    No
                     charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                 SALES LOAD     SALES LOAD       DISCOUNT TO
                                AS PERCENTAGE AS PERCENTAGE*   SELECTED DEALERS
                                 OF OFFERING    OF THE NET     AS PERCENTAGE OF
      AMOUNT OF PURCHASE            PRICE     AMOUNT INVESTED THE OFFERING PRICE
      ------------------        ------------- --------------- ------------------
Less than $25,000.............      5.25%          5.54%             5.00%
$25,000 but less than $50,000.      4.75           4.99              4.50
$50,000 but less than
 $100,000.....................      4.00           4.17              3.75
$100,000 but less than
 $250,000.....................      3.00           3.09              2.75
$250,000 but less than
 $1,000,000...................      2.00           2.04              1.80
$1,000,000 and over**.........      0.00           0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC, in lieu of an initial sales charge, if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain Employer Sponsored Retirement or Savings Plans.

  The Distributor may reallow discounts to such dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act").

  During the fiscal year ended September 30, 1995, the Fund sold 1,070,519 Class A shares for aggregate net proceeds of $11,586,869. The gross sales charges for the sale of Class A shares of the Fund for that year were $5,097, of which $477 and $4,620 were received by the Distributor and Merrill Lynch, respectively.

During such period, no CDSCs were received with respect to Class A shares for which the initial sales charge was waived.

  During the period October 21, 1994 (commencement of operations) to September 30, 1995, the Fund sold 522,879 Class D shares for aggregate net proceeds of $5,601,295. The gross sales charges for the sale of Class D shares of the Fund for that period were $65,058, of which $3,598 and $61,460 were received by the Distributor and Merrill Lynch, respectively. For the same period, $10,323 in CDSCs were received with respect to Class D shares for which the initial sales charge was waived.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A and Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges are reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access Accounts SM available through employers which provide such plans.

  Class D shares are offered at net asset value to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has (i) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated or (ii) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has not served as a selected dealer, if certain conditions set forth in the Statement of Additional Information are met.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund Inc. and of Merrill Lynch High Income Municipal Bond Fund Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of such funds in shares of the Fund. Similarly, Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of such fund in shares of the Fund.

  Additional information concerning these reduced initial sales charges, including information regarding investments by Employer Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted to Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the ongoing distribution fees are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation of financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the

Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                              AS A PERCENTAGE OF
     YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
       PAYMENT MADE                                           SUBJECT TO CHARGE
     -------------------                                      ------------------
     0-1.....................................................        4.00%
     1-2.....................................................        3.00
     2-3.....................................................        2.00
     3-4.....................................................        1.00
     4 and thereafter........................................        0.00

  For the fiscal year ended September 30, 1995, the Distributor received CDSCs of $199,447 with respect to Class B shares, all of which was paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Advisor ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account SM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received no CDSCs with respect to the redemption of Class C shares.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically to Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares to Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholders Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended September 30, 1995, the Fund paid the Distributor account maintenance fees of $727,880 and distribution fees of $2,183,639 (based on average net assets relating to the Class B shares of approximately $292.0 million) under the Class B Distribution Plan. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Fund paid the Distributor account maintenance fees of $1,320 and distribution fees of $3,959 (based on average net assets relating to the Class C shares of $561,798) under the Class C Distribution Plan. For the same period, the Fund paid the Distributor $869,529 in account maintenance fees (based on average net assets relating to the Class D shares of approximately $370.1 million) under the Class D Distribution Plan. At December 31, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $136.5 million. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $1.6 million. At December 31, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $1.2 million. At this net asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $12,219. At December 31, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $471.8 million. At this net asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $1.2 million.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation. With respect to Class B shares, as of December 31, 1994, the last date at which fully allocated accrual data is available, the fully allocated accrual revenues received by the Distributor and Merrill Lynch exceeded fully allocated accrual expenses for the period since the Fund commenced operations on November 29, 1985 by $29,354,000 (9.80% of Class B net assets at that date). As of September 30, 1995, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $117,590,901 (77.30% of Class B net assets at that date).

  With respect to Class C shares, as of September 30, 1995, direct cash expenses for the period since October 21, 1994 (commencement of operations) exceeded direct cash revenues by $115 (.01% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Included in such services are the following:

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be automatically opened, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds may be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Exchange Privilege. Shareholders of each class of shares of the Fund each have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable for shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program. Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so acquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege also is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder whose account is maintained through the Transfer Agent may at any time, by written notification or by telephone (1-(800)-MER-
FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. A shareholder whose account is accepted through Merrill Lynch may, at any time, by written notice to Merrill Lynch, elect to have both dividends and capital gains distributions paid in cash, rather than reinvested. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or a Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to such investor's regular bank account. Investors who maintain CMA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) account or in certain related accounts in amounts of $100 or more through the CMA Automated Investment Program.

  Retirement Plans. Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds whose shares are distributed by the Distributor as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accompanied by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally 4:00 P.M. New York time) on the day received and such request is received by the Fund from the dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day.

  Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                     INVESTMENT PRACTICES AND RESTRICTIONS

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur.

  Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Writing of Covered Call Options. The Fund may, from time to time, sell ("write") covered call options in order to attempt to increase the yield on its portfolio or to protect against declines in the value of its portfolio securities. A covered call option is an option whereby the Fund, in return for a premium, gives another party a right to buy particular securities owned by the Fund at a specified price for a certain period of time. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, where the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. The Fund may not write covered call options on underlying securities in an amount exceeding 25% of the value of its total assets.

  Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write call options and purchase or write put options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. The effectiveness of the hedge will depend on the degree of diversification of the Fund's portfolio and the sensitivity of the securities comprising the portfolio to factors influencing the market as a whole. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the prices of a particular stock. Currently, stock index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard, broadly based stock market indices.

  The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities and interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in securities and financial futures contracts in United States Government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

  The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such securities purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a stock index futures contract or the purchase of a call option on a stock index future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of debt securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Options, Futures and Related Options. The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date (with exchange-traded contracts and OTC options having the characteristics described above). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may (i) purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) the Fund may enter into non-hedging transactions, provided that the Fund not enter into such transactions for yield enhancement or risk management purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of its liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in options and futures transactions only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures prices and movements in the prices of the securities, interest rates or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

  The exchanges on which currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT PRACTICES

  Lending of Portfolio Securities. The Fund may from time to time lend securities which it holds, with a value not exceeding 33 1/3% of its total assets, to approved borrowers such as brokers and financial institutions. All loans of portfolio securities will be fully collateralized by cash or U.S. government securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral fell below the market value of the borrowed securities.

  Repurchase Agreements. In repurchase transactions, the Fund purchases a collaterized debt security from a bank, broker-dealer or financial institution which agrees to repurchase such security on a certain date and at a fixed price calculated to produce a previously agreed upon return to the Fund. If the bank or financial institution were to default upon its repurchase obligation and the debt security were sold for a lesser amount, the Fund would realize a loss.

  Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities, although it will limit such investments to 10% of its total assets to the extent required by state law. Pursuant to this restriction the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Board of Directors has not determined to be liquid, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

  The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors retains oversight and is ultimately responsible for the determinations. The Board of Directors carefully monitors the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Foreign and Emerging Markets Securities. The Fund may invest up to 20% of its total assets in securities issued by foreign companies. For purposes of this investment policy, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country.

  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes which may adversely affect the net return on such investments. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

  There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid and more volatile than comparable securities of U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In addition, a portfolio which includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

  The Fund has made, and may continue to make, substantial investments in securities of issuers in Latin America, the Far East and lesser developed capital markets. The risks of investments in foreign securities described above tend to be particularly significant when investing in lesser developed capital markets.

  Forward Foreign Exchange Transactions. The Fund has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund will not attempt to hedge all of its foreign portfolio positions.

  Portfolio Brokerage. The Fund has no obligation with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders it is the policy of the Fund to obtain the most favorable net results, taking into account various factors including price, commission, if any, size of the transaction, and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund the best price and execution or other services which are of benefit to the Fund.

  Investment Restrictions. The Fund has adopted certain investment restrictions which may not be changed without a vote of the Fund's shareholders, including a majority of the shares of the Fund and any other portfolio which might be added in the future. The Statement of Additional Information contains a description of those restrictions under "Investment Practices and Restrictions--Current Investment Restrictions."

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or information including performance data for all classes of shares of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index or the Dow Jones Industrial Average, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The Fund pays brokerage fees to Merrill Lynch in connection with portfolio transactions executed by Merrill Lynch.

  Brokers and dealers, including Merrill Lynch, who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment

Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser also may be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value". Dividends and distributions may be automatically reinvested in shares of the Fund, at the net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fee payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. The Fund paid fees to MLSPS in the amount of $421 for the fiscal year ended September 30, 1995. The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.

TAXES

  The Fund has elected and intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders").

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for federal tax purposes as being paid on December 31, and will be taxable to shareholders as if received on December 31.

  The following discussion applies generally to shareholders of the Fund and, in particular, to those shareholders of the Fund whose income is subject to tax.

  Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.

  Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number or those who are subject to backup withholding because of a failure to report income. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not subject to backup withholding.

  A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale of such shares, which will be a long-term capital gain or loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See "Shareholder Services--Exchange Privilege".

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  The Fund intends to provide shareholders annually with information relating to the Fund's income and assets necessary to permit shareholders to determine whether and to what extent their dividend income from the Fund is exempt from their state income tax.

  Shareholders are urged to consult their tax advisers as to whether any portion of the dividends they receive from the Fund are exempt from state income tax and as to any other specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on May 21, 1984. It has an authorized capital of 2,000,000,000 shares of Common Stock, par value $0.01 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 500,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as the case may be. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.

                         P.O. Box 45289
                         Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

 MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT, INC. AUTHORIZATION
                                 FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM
      PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
  [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
(Please Print)
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-Term Capital Gains

      Select  [_] Reinvest                 Select   [_] Reinvest
       One:   [_] Cash                      One:    [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Balanced Fund for Investment and Retirement, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER
                                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
                                                   Date of Initial Purchase

Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                           (If registered in joint names, both
                                           must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
   Branch Office, Address, Stamp.        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
                                         our agent in connection with
-                                  -     transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the shareholder's
                                         signature.

                                         .....................................
                                                Dealer Name and Address
-                                  -
                                         By ..................................
                                            Authorized Signature of Dealer
This form when completed should be
mailed to:

  Merrill Lynch Balanced Fund for        [ ][ ][ ]     .......................
   Investment and Retirement,            Branch-Code        F/C Last Name
   Inc.
                                         [ ][ ][ ][ ]
  c/o Merrill Lynch Financial            F/C No.
  Data Services, Inc.

  P.O. Box 45289                         [ ][ ][ ]  [ ][ ][ ][ ][ ]
  Jacksonville, FL 32232-5289            Dealer's Customer A/C No.

 MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT, INC. AUTHORIZATION
                                 FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................       [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

Name of Co-Owner (if any)..........          Social Security No. or
                                             Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Balanced Fund for Investment and Retirement, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on
 . . . . . . . . . .(month) or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND (IF NECESSARY) DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE IN ERROR TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

[_] Class A shares   [_] Class B shares   [_] Class C shares [_] Class D shares

of Merrill Lynch Balanced Fund for Investment and Retirement, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    MERRILL LYNCH FINANCIAL DATA           AUTHORIZATION TO HONOR ACH DEBITS
         SERVICES, INC.                    DRAWN BY MERRILL LYNCH FINANCIAL
                                               DATA SERVICES, INC.


You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                    (Investor's Bank)
account for investment in Merrill
Lynch Balanced Fund for Investment
and Retirement, Inc. as indicated
below:

                                         Bank Address.........................

                                         City...... State...... Zip Code......


  Amount of each check or ACH debit
  $.................................     As a convenience to me, I hereby
                                         request and authorize you to pay and
  Account Number ...................     charge to my account ACH debits
                                         drawn on my account by and payable
Please date and invest ACH debits on     to Merrill Lynch Financial Data
the 20th of each month beginning         Services, Inc., I agree that your
                                         rights in respect of each such debit
 ......(month) or as soon thereafter as   shall be the same as if it were a
possible.                                check drawn on you and signed
                                         personally by me. This authority is
I agree that you are drawing these       to remain in effect until revoked by
ACH debits voluntarily at my request     me in writing. Until you receive
and that you shall not be liable for     such notice, you shall be fully
any loss arising from any delay in       protected in honoring any such
preparing or failure to prepare any      debit. I further agree that if any
such debit. If I change banks or         such debit be dishonored, whether
desire to terminate or suspend this      with or without cause and whether
program, I agree to notify you           intentionally or inadvertently, you
promptly in writing. I hereby            shall be under no liability.
authorize you to take any action to
correct erroneous ACH debits of my
bank account or purchases of fund        ............    .....................
shares including liquidating shares          Date            Signature of
of the Fund and credit my bank                                 Depositor
account. I further agree that if a
debit is not honored upon                ............    ......................
presentation, Merrill Lynch Financial        Bank       Signature of Depositor
Data Services, Inc. is authorized to       Account        (If joint account,
discontinue immediately the Automatic       Number          both must sign)
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.

 ............   .....................
    Date           Signature of
                     Depositor

               .....................     NOTE: IF AUTOMATIC INVESTMENT PLAN
              Signature of Depositor     IS ELECTED, YOUR BLANK, UNSIGNED
                (If joint account,       CHECK MARKED "VOID" SHOULD ACCOMPANY
                  both must sign)        THIS APPLICATION.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                              4 Metro Tech Center
                                   18th Floor
                            Brooklyn, New York 11245

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  10
The Fund and Its Management................................................  11
Purchase of Shares.........................................................  13
 Initial Sales Charge Alternatives--
   Class A and Class D Shares..............................................  15
 Deferred Sales Charge Alternatives--
   Class B and Class C Shares..............................................  17
 Distribution Plans........................................................  21
 Limitations on the Payment of Deferred Sales Charges......................  22
Shareholder Services.......................................................  23
Redemption of Shares.......................................................  26
 Redemption................................................................  26
 Repurchase................................................................  26
 Reinstatement Privilege--
   Class A and Class D Shares..............................................  27
Investment Practices and Restrictions......................................  27
 Portfolio Strategies Involving Options and Futures........................  27
 Other Investment Practices................................................  32
Performance Data...........................................................  34
Portfolio Transactions and Brokerage.......................................  35
Additional Information.....................................................  36
 Dividends and Distributions...............................................  36
 Determination of Net Asset Value..........................................  36
 Taxes.....................................................................  37
 Organization of the Fund..................................................  39
 Shareholder Inquiries.....................................................  39
 Shareholder Reports.......................................................  40
Authorization Form.........................................................  41

                                                           Code #10331-0196

[LOGO] MERRILL LYNCH

MERRILL LYNCH
BALANCED FUND FOR INVESTMENT
AND RETIREMENT, INC.

[ART]

PROSPECTUS

    January 26, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 26, 1996          MERRILL LYNCH BALANCED FUND
                      FOR INVESTMENT AND RETIREMENT, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Balanced Fund for Investment and Retirement, Inc., is a mutual fund, technically known as an open-end diversified management investment company, of the type permitted to have a number of different portfolios, or series. The fund and its only series, the Full Investment Portfolio, are referred to as the "Fund". The Fund seeks to provide shareholders with as high a level of total investment return as is consistent with a relatively low level of risk. It tries to achieve its objective through investment in high quality, larger capitalization common stocks (generally companies with $500,000,000 or more of market capitalization) and other types of securities, including preferred stocks, debt securities and convertible securities. Because the Fund is designed for investors for whom current tax liability is not a consideration, such as certain tax qualified employee benefit plans, the Fund will invest without regard to tax considerations.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 26, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained without charge from Merrill Lynch Funds Distributor, Inc., P.O. Box 9081, Princeton, New Jersey 08543-9081,
(609) 282-2800, or from selected securities dealers. This Statement of Additional Information contains information in addition to, and more detailed than, that set forth in the Prospectus and has been incorporated by reference into the Prospectus. It is intended to provide investors with additional information regarding the activities and operations of the Fund.

                               ----------------

             MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

                       INVESTMENT OBJECTIVE AND POLICIES

  As discussed on page 10 of the Prospectus, the investment objective of the Fund is to provide shareholders with as high a level of total investment return as is consistent with a relatively low level of risk. This is a fundamental investment objective. The Fund seeks to accomplish its objective through investment in high quality common stocks (generally companies with $500,000,000 or more of market capitalization) and other types of securities, including preferred stocks, debt securities and convertible securities, as well as through the writing of covered call options and the lending of its portfolio securities. It is anticipated that, except under unusual circumstances, the Fund will maintain at least 25% of the value of its assets in fixed-income senior securities. In its common stock investments, it is anticipated that the Fund will seek to emphasize issues with relatively low price earnings ratios, above average dividend yields, and relatively low price to book value ratios, as compared to prevailing market conditions. With respect to debt securities (other than money market instruments which are discussed below), the Fund will invest only in instruments which are rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Group or which are determined by the investment adviser of the Fund to be of quality comparable to instruments so rated.

  As discussed on page 10 of the Prospectus, the Fund may, under certain circumstances, invest all or a portion of its assets in high quality money market securities. Such securities can include the following: (1) U.S. Treasury bills; (2) bankers' acceptances and certificates of deposit; (3) commercial paper; and (4) repurchase agreements with respect to U.S. Government securities and U.S. Government agency securities.

                             MANAGEMENT OF THE FUND

  The Investment Adviser. Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management (the "Investment Adviser" or "MLAM") is the investment adviser of the Fund. MLAM is owned and controlled by Merrill Lynch & Co., Inc., a financial services holding company ("ML & Co."). The Investment Adviser and its affiliate, Fund Asset Management, L.P. ("FAM"), together serve as the investment adviser to over 130 other registered investment companies, as well as to numerous pension plans and other institutions.

  The Advisory Agreement. Under its investment advisory agreement with the Fund (the "Agreement"), the Investment Adviser is responsible for the actual management of the Fund's portfolio. Responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to general oversight by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund, who make investment decisions and place orders to effect portfolio transactions for the Fund. In this regard, the Investment Adviser has access to the total securities research and economic research facilities of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Pursuant to the Agreement, the Investment Adviser also performs certain administrative and management services for the Fund. The Agreement obligates the Investment Adviser to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, and to pay the fees of all Directors of the Fund who are affiliated with ML & Co. or any of its subsidiaries. Portfolio accounting services are provided for the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  The Agreement will continue in effect until April 3, 1996, and may continue in effect thereafter from year to year if approved at least annually by vote of a majority of the Directors of the Fund or by the holders of a majority of the outstanding shares of each series of the Fund. Any such continuation also requires approval by a majority of the Directors who are not parties to the Agreement or "interested persons" of any such party as defined in the Investment Company Act by vote cast in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on sixty days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Act and the rules thereunder).

  As discussed under "The Fund and Its Management" in the Prospectus, the Agreement provides that the Fund will pay the Investment Adviser a monthly fee based upon the average daily value of the portfolio's net assets at the following annual rate: 0.65% of the average daily net assets not exceeding $500 million; 0.60% of the average daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.55% of the average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.50% of the average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the average daily net assets exceeding $3.5 billion. Certain states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. At the date of this Statement of Additional Information, the most restrictive annual expense limitations to which the Fund is subject require that the Investment Adviser reimburse each portfolio in any amount necessary to prevent the portfolio's aggregate ordinary operating expenses (excluding interest, taxes, account maintenance, distribution and brokerage fees and commissions, and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the first $30 million of the portfolio's average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the portfolio's remaining average net assets. Any such reimbursements would be made on a monthly basis. No payment of the investment advisory fee will be made to the Investment Adviser which would result in expenses of any portfolio exceeding on a cumulative annualized basis the most restrictive applicable expense limitation in effect at the time of such payment. For the Fund's fiscal years ended September 30, 1995, 1994, and 1993, the Investment Adviser earned a fee of approximately $4,289,001, $5,173,680, and $5,620,993, respectively, from the Fund. At December 31, 1995, the net assets of the Fund aggregated approximately $640.4 million. At this level, the annual management fee would aggregate approximately $4.1 million.

  Directors and Officers. The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director (1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch from 1990 to 1995; Executive Vice President of ML & Co. since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor").

  James H. Bodurtha (51)--Director (2)--124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (56)--Director (2)--New York University-Gallatin Division, 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1973; Dean, Gallatin Division of New York University from 1978 to 1993 and Director from 1975 to 1976; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses.

  Robert R. Martin (68)--Director (2)--513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc. since 1994 and Chairman thereof in 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.

  Joseph L. May (66)--Director (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (43)--Director (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.

  Terry K. Glenn (55)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991.

  Denis B. Cummings (53)--Vice President (1)(2)--Vice President of the Investment Adviser since 1978.

  Donald C. Burke (35)--Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1981 to 1990.

  Gerald M. Richard (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of FAM and the Investment Adviser since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981; employee of MLFD since 1978.

  Jerry Weiss (37)--Secretary (1)(2)--Vice President of the Investment Adviser since 1990; Attorney in private practice from 1982 to 1990.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of other investment companies for which the Investment Adviser or FAM acts as Investment Adviser.

  Pursuant to the terms of the management agreement with the Fund, the Investment Adviser pays all compensation of officers of the Fund as well as the fees of all Directors who are affiliated persons of the Investment Adviser. The Fund pays each Director not affiliated with the Investment Adviser a fee of $5,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee, which consists of all of the Directors of the Fund who are not interested persons of the Fund, with a fee of $1,000 per year and a per meeting fee of $250 per year. For the fiscal year ended September 30, 1995, fees and expenses paid to the unaffiliated Directors aggregated $46,274.

  The following table sets forth for the fiscal year ended September 30, 1995, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors.

                                                              TOTAL COMPENSATION
                                                                FROM FUND AND
                            AGGREGATE   PENSION OR RETIREMENT  MLAM/FAM ADVISED
                           COMPENSATION  BENEFITS ACCRUED AS    FUNDS PAID TO
 NAME OF DIRECTOR           FROM FUND*  PART OF FUND EXPENSES    DIRECTORS(1)
 ----------------          ------------ --------------------- ------------------
James H. Bodurtha.........    $2,750            None               157,500**
Herbert I. London.........    $9,000            None               157,500
Robert R. Martin..........    $9,000            None               157,500
Joseph L. May.............    $9,000            None               157,500
Andre F. Perold...........    $9,000            None               157,500

--------

(1) The Directors served on the boards of other MLAM/FAM Advised Funds as follows: Mr. Bodurtha (46 boards); Mr. London (46 boards); Mr. Martin (46 boards); Mr. May (46 boards); and Mr. Perold (46 boards).

 * Includes September 30, 1995 meeting which was rescheduled for October 13,
   1995.

** $157,500 represents the amount Mr. Bodurtha would have received if he had been a Director for the entire calendar year ended December 31, 1994. Mr. Bodurtha was elected to the Fund's Board of Directors effective June 23, 1995.

  As of January 1, 1996, the officers and Directors of the Fund as a group (11 persons) owned, in the aggregate, less than 1% of the outstanding shares of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, has the same rights and is identical in all respects, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to the shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the fiscal years ended September 30, 1995, 1994 and 1993 were $5,097, $54,923 and $62,442, respectively, of which the Distributor received $477, $3,336 and $3,517 and Merrill Lynch received $4,620, $51,587 and $58,925, respectively. For the fiscal year ended September 30, 1995 the Distributor received no CDSCs with respect to Class A shares for which the initial sales charge was waived. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the gross sales charges for the sale of Class D shares was $65,058, of which the Distributor received $3,598 and Merrill Lynch received $61,460. For the same period, $10,323 in CDSCs were received with respect to Class D shares for which the initial sales charge was waived.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"). The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent or more of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Investment Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A and Class D shares. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan.

  Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated at least $20 million in MLAM-advised mutual funds (in the case of Class A shares) or $5 million in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated.

Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by Blueprint are offered Class A shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A shares or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or (iv) if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

  Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class D shares at the initial sales charge schedule disclosed in the Prospectus for purchases of up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more, (ii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or (iii) if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver upon redemption, purchasing Class B or Class C shares at their respective CDSC schedule disclosed in the Prospectus.

  Certain Employer Sponsored Retirement or Savings Plans, which were permitted prior to October 21, 1994, to purchase Class A shares at the initial sales charge schedule in the then current prospectus for purchases up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more, may purchase Class A shares at the initial sales charge schedule disclosed in the Prospectus for purchases of up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Employer Sponsored Retirement or Savings Plans.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access AccountsSM available through employers that provide Employer Sponsored Retirement or Savings Plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale and reduction of sales related expenses by virtue of familiarity with the Fund.

  Employees and directors wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption was made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than 6 months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied. First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares either must have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of the Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of the Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Fund pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the distribution fees and/or account maintenance fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of September 30, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for Class B shares for the period from November 29, 1985 (commencement of operations of Class B shares) to September 30, 1995.

                                       DATA CALCULATED AS OF SEPTEMBER 30, 1995
                                                    (IN THOUSANDS)
                 ------------------------------------------------------------------------------------
                                      ALLOWABLE              AMOUNTS                     ANNUAL
                  ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE    DISTRIBUTION
                   GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID     FEE AT CURRENT
CLASS B SHARES    SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE  NET ASSET LEVEL(4)
--------------   ---------- --------- ---------- -------- -------------- --------- ------------------
Under NASD Rule
 as Adopted....  $3,639,964 $227,498   $162,002  $389,500    $151,032    $238,468        $1,141
Under Distribu-
 tor's
 Voluntary
 Waiver........  $3,639,964 $227,498   $ 18,200  $245,698    $151,032    $ 94,666        $1,141
CLASS C SHARES
--------------
Under NASD Rule
 as Adopted....      $1,335      $83         $4       $87          $4         $83            $9

--------

(1) Purchase price of all eligible Class B shares sold since November 29, 1985 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under a prior plan at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  Payment for shares presented for redemption will be made by check sent within seven days after receipt by the Transfer Agent of your written request in proper form and, if issued, certificates for the shares being redeemed. The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder costs, depending on the net asset value of such shares at such time.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan which is permitted to be made without tax penalty under the Internal Revenue Code, or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the years ended September 30, 1995, 1994 and 1993, the Distributor received CDSCs of $199,447, $163,949 and $182,110, respectively, with respect to Class B shares, all of which was paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received no CDSCs with respect to Class C shares.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning Blueprint, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B or Class C shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access AccountsSM available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last quoted bid prices at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund through Blueprint. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of income dividends, and long-term capital gains distributions. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the

Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Transfer Agent is authorized through pre-authorized checks or automatic clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund, in the CMA accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephoning (1-(800)-MER-
FUND) to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A shares in the Investment Account are reinvested automatically in Class A or Class D shares, respectively, of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional

Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bi-monthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100. However, there is no minimum for purchases through the Merrill Lynch BlueprintSM Program's systematic investment plans.

  Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A and Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A money market funds without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held Class B shares of the Fund for two and a half years. The 2% sales charge that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Advisor ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the fund may in turn be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held Class B shares of the Fund for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

 Funds issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ..............
                                       High current income consistent with a
                                        policy of limiting the degree of
                                        fluctuation in net asset value by
                                        investing primarily in a portfolio of
                                        adjustable rate securities,
                                        consisting principally of mortgage-
                                        backed and asset-backed securities.

Merrill Lynch Americas Income Fund,
 Inc. ...............................
                                       A high level of current income,
                                        consistent with prudent investment
                                        risk, by investing primarily in debt
                                        securities denominated in a currency
                                        of a country located in the Western
                                        Hemisphere (i.e., North and South
                                        America and the surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and Arizona income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade Arizona
                                         Municipal Bonds.

Merrill Lynch Arizona Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide
                                         investors with as high a level of
                                         income exempt from Federal and Arizona
                                         income taxes as is consistent with
                                         prudent investment management.

Merrill Lynch Arkansas Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Arkansas income taxes as
                                         is consistent with prudent investment
                                         management.


Merrill Lynch Asset Growth Fund,
 Inc. ..........................
                                        A high level of current income through
                                         investment primarily in United States
                                         fixed income securities.


Merrill Lynch Asset Income Fund,
 Inc. ..........................
                                        High total investment return,
                                         consistent with prudent risk, from
                                         investment in United States and
                                         foreign equity, debt and money market
                                         securities, the combination of which
                                         will be varied both with respect to
                                         types of securities and markets in
                                         response to changing market and
                                         economic trends.
Merrill Lynch Basic Value Fund,
 Inc. ...............................
                                        Capital appreciation and, secondarily,
                                         income through investment in
                                         securities, primarily equities, that
                                         are undervalued and therefore
                                         represent basic investment value.
Merrill Lynch California Insured
 Municipal Bond Fund.................
                                        A portfolio of Merrill Lynch California
                                         Municipal Series Trust, a series fund,
                                         whose objective is to provide as high
                                         a level of insured income exempt from
                                         Federal and California income taxes as
                                         is consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of insured
                                         California Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide shareholders
                                         with as high a level of income exempt
                                         from Federal and California income
                                         taxes as is consistent with prudent
                                         investment management through
                                         investment in a portfolio primarily of
                                         intermediate-term investment grade
                                         California Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch California
                                         Municipal Series Trust, a series fund,
                                         whose objective is to provide
                                         investors with as high a level of
                                         income exempt from Federal and
                                         California income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Capital Fund, Inc. ....   The highest total investment return
                                         consistent with prudent risk through a
                                         fully managed investment policy
                                         utilizing equity, debt and convertible
                                         securities.

Merrill Lynch Colorado Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Colorado income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch Connecticut Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Connecticut income taxes
                                         as is consistent with prudent
                                         investment management.

Merrill Lynch Corporate Bond Fund,
 Inc. ...............................
                                        Current income from three separate
                                         diversified portfolios of fixed-income
                                         securities.

Merrill Lynch Developing Capital
 Markets Fund, Inc. .................

                                        Long-term capital appreciation through
                                         investment in securities, principally
                                         equities, of issuers in countries
                                         having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. .....   Capital appreciation primarily through
                                         investment in equity and debt
                                         securities of issuers domiciled in
                                         developing countries located in Asia
                                         and the Pacific Basin.

Merrill Lynch EuroFund...............   Capital appreciation primarily through
                                         investment in equity securities of
                                         corporations domiciled in Europe.

Merrill Lynch Federal Securities        High current return through investments
 Trust...............................    in U.S. Government and Government
                                         agency securities, including GNMA
                                         mortgage-backed certificates and other
                                         mortgaged-backed Government
                                         securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         income taxes as is consistent with
                                         prudent investment management while
                                         seeking to offer shareholders the
                                         opportunity to own securities exempt
                                         from Florida intangible personal
                                         property taxes through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade Florida
                                         Municipal Bonds.

Merrill Lynch Florida Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal income taxes as is consistent
                                         with prudent investment management
                                         while seeking to offer shareholders
                                         the opportunity to own securities
                                         exempt from Florida intangible
                                         personal property taxes.

Merrill Lynch Fund For Tomorrow,        Long-term growth through investment in
 Inc.................................    a portfolio of good quality
                                         securities, primarily common stock,
                                         potentially positioned to benefit from
                                         demographic and cultural changes as
                                         they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc...........................
                                        Long-term growth through investment in
                                         a diversified portfolio of equity
                                         securities placing particular emphasis
                                         on companies that have exhibited an
                                         above-average growth rate in earnings.

Merrill Lynch Fundamental Value
 Portfolio (Available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as custodian)....

                                       A portfolio of Merrill Lynch Asset
                                        Builder Program, Inc., a series fund,
                                        whose objective is to provide capital
                                        appreciation and income by investing
                                        in securities, with at least 65% of
                                        the portfolio's assets being invested
                                        in equities.

Merrill Lynch Global Allocation
 Fund, Inc...........................
                                       High total return consistent with
                                        prudent risk, through a fully managed
                                        investment policy utilizing United
                                        States and foreign equity, debt and
                                        money market securities, the
                                        combination of which will be varied
                                        from time to time both with respect to
                                        the types of securities and markets in
                                        response to changing market and
                                        economic trends.

Merrill Lynch Global Bond Fund For
 Investment and Retirement...........
                                       High total investment return from
                                        investment in a global portfolio of
                                        debt instruments denominated in
                                        various currencies and multi-national
                                        currency units.

Merrill Lynch Global Convertible
 Fund, Inc...........................
                                       High total return from investment
                                        primarily in an internationally
                                        diversified portfolio of convertible
                                        debt securities, convertible preferred
                                        stock and "synthetic" convertible
                                        securities consisting of a combination
                                        of debt securities or preferred stock
                                        and warrants or options.

Merrill Lynch Global Holdings, Inc.
 (Residents of Arizona must meet
 investor suitability standards).....

                                       The highest total investment return
                                        consistent with prudent risk through
                                        worldwide investment in an
                                        internationally diversified portfolio
                                        of securities.

Merrill Lynch Global Opportunity
 Portfolio (Available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as custodian)....

                                       A portfolio of Merrill Lynch Asset
                                        Builder Program, Inc., a series fund,
                                        whose objective is to provide a high
                                        total investment return through an
                                        investment policy utilizing United
                                        States and foreign equity, debt and
                                        money market securities, the
                                        combination of which will vary
                                        depending upon changing market and
                                        economic trends.

Merrill Lynch Global Resources         Long-term growth and protection of
 Trust...............................   capital from investment in securities
                                        of foreign and domestic companies
                                        that possess substantial natural
                                        resource assets.

Merrill Lynch Global SmallCap Fund,
 Inc.................................
                                       Long-term growth of capital by
                                        investing primarily in equity
                                        securities of companies with
                                        relatively small market
                                        capitalizations located in various
                                        foreign countries and in the United
                                        States.

Merrill Lynch Global Utility Fund,     Capital appreciation and current
 Inc.................................   income through investment of at least
                                        65% of its total assets in equity and
                                        debt securities issued by domestic
                                        and foreign companies primarily
                                        engaged in the ownership or operation
                                        of facilities used to generate,
                                        transmit or distribute electricity,
                                        telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement...........
                                       Growth of capital and, secondarily,
                                        income from investment in a
                                        diversified portfolio of equity
                                        securities placing principal emphasis
                                        on those securities which management
                                        of the fund believes to be
                                        undervalued.

Merrill Lynch Healthcare Fund, Inc.
 (Residents of Wisconsin must meet
 investor suitability standards).....

                                       Capital appreciation through worldwide
                                        investment in equity securities of
                                        companies that derive or are expected
                                        to derive a substantial portion of
                                        their sales from products and
                                        services in healthcare.

Merrill Lynch International Equity
 Fund................................
                                       Capital appreciation and, secondarily,
                                        income by investing in a diversified
                                        portfolio of equity securities of
                                        issuers located in countries other
                                        than the United States.

Merrill Lynch Latin America Fund,      Capital appreciation by investing
 Inc. ...............................   primarily in Latin American equity
                                        and debt securities.

Merrill Lynch Maryland Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide as high a level of income
                                        exempt from Federal and Maryland
                                        income taxes as is consistent with
                                        prudent investment management.

Merrill Lynch Massachusetts Limited
 Maturity Municipal Bond Fund........
                                       A portfolio of Merrill Lynch Multi-
                                        State Limited Maturity Municipal
                                        Series Trust, a series fund, whose
                                        objective is to provide as high a
                                        level of income exempt from Federal
                                        and Massachusetts income taxes as is
                                        consistent with prudent investment
                                        management through investment in a
                                        portfolio primarily of intermediate-
                                        term investment grade Massachusetts
                                        Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund.................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide investors with as high a
                                        level of income exempt from both
                                        Federal and Massachusetts income
                                        taxes as is consistent with prudent
                                        investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund........
                                       A portfolio of Merrill Lynch Multi-
                                        State Limited Maturity Municipal
                                        Series Trust, a series fund, whose
                                        objective is to provide as high a
                                        level of income exempt from Federal
                                        and Michigan income taxes as is
                                        consistent with prudent investment
                                        management through investment in a
                                        portfolio primarily of intermediate-
                                        term investment grade Michigan
                                        Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide as high a level of income
                                        exempt from Federal and Michigan
                                        income taxes as is consistent with
                                        prudent investment management.

Merrill Lynch Minnesota Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide as high a level of income
                                        exempt from Federal and Minnesota
                                        personal income taxes as is
                                        consistent with prudent investment
                                        management.

Merrill Lynch Municipal Bond Fund,     Tax-exempt income from three separate
 Inc.................................   diversified portfolios of municipal
                                        bonds.

Merrill Lynch Municipal Intermediate
 Term Fund...........................
                                       Currently the only portfolio of
                                        Merrill Lynch Municipal Series Trust,
                                        a series fund, whose objective is to
                                        provide as high a level as possible
                                        of income
                                        exempt from Federal income taxes by
                                        investing in investment grade
                                        obligations with a dollar weighted
                                        average maturity of five to twelve
                                        years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund........
                                       A portfolio of Merrill Lynch Multi-
                                        State Limited Maturity Municipal
                                        Series Trust, a series fund, whose
                                        objective is to provide as high a
                                        level of income exempt from Federal
                                        and New Jersey income taxes as is
                                        consistent with prudent investment
                                        management through a portfolio
                                        primarily of intermediate-term
                                        investment grade New Jersey Municipal
                                        Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a series
                                        fund, whose objective is to provide as
                                        high a level of income exempt from
                                        Federal and New Jersey income taxes as
                                        is consistent with prudent investment
                                        management.

Merrill Lynch New Mexico Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a series
                                        fund, whose objective is to provide as
                                        high a level of income exempt from
                                        Federal and New Mexico income taxes as
                                        is consistent with prudent investment
                                        management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund........
                                       A portfolio of Merrill Lynch Multi-
                                        State Limited Maturity Municipal
                                        Series Trust, a series fund, whose
                                        objective is to provide as high a
                                        level of income exempt from Federal,
                                        New York State and New York City
                                        income taxes as is consistent with
                                        prudent investment management through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade New
                                        York Municipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a series
                                        fund, whose objective is to provide as
                                        high a level of income exempt from
                                        Federal, New York State and New York
                                        City income taxes as is consistent
                                        with prudent investment management.

Merrill Lynch North Carolina
 Municipal Bond Fund.................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide as high a level of income
                                        exempt from Federal and North
                                        Carolina income taxes as is
                                        consistent with prudent investment
                                        management.

Merrill Lynch Ohio Municipal Bond      A portfolio of Merrill Lynch Multi-
 Fund................................   State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide investors with as high a
                                        level of income exempt from both
                                        Federal and Ohio income taxes as is
                                        consistent with prudent investment
                                        management.

Merrill Lynch Oregon Municipal Bond
 Fund................................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide investors with as high a
                                        level of income exempt from both
                                        Federal and Oregon income taxes as is
                                        consistent with prudent investment
                                        management.

Merrill Lynch Pacific Fund, Inc......  Capital appreciation by investing in equity securities of corporations
                                        domiciled in Far Eastern and Western
                                        Pacific countries, including Japan,
                                        Australia, Hong Kong, and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund........
                                       A portfolio of Merrill Lynch Multi-
                                        State Limited Maturity Municipal
                                        Series Trust, a series fund, whose
                                        objective is to provide as high a
                                        level of income exempt from Federal
                                        and Pennsylvania income taxes as is
                                        consistent with prudent investment
                                        management through investment in a
                                        portfolio of intermediate-term
                                        investment grade Pennsylvania
                                        Municipal Bonds.

Merrill Lynch Pennsylvania Municipal
 Bond Fund...........................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a
                                        series fund, whose objective is to
                                        provide as high a level of income
                                        exempt from Federal and Pennsylvania
                                        income taxes as is consistent with
                                        prudent investment management.

Merrill Lynch Phoenix Fund, Inc......  Long-term growth of capital by investing in equity and fixed income
                                        securities, including tax exempt
                                        securities, of issuers in weak
                                        financial condition or experiencing
                                        poor operating results believed to be
                                         undervalued relative to the current or
                                         prospective condition of such issuer.

Merrill Lynch Quality Bond Portfolio
 (Available only for exchanges by
 certain individual retirement
 accounts for which Merrill Lynch
 acts as custodian).............

                                        A portfolio of Merrill Lynch Asset
                                         Builder Program, Inc., a series fund,
                                         whose objective is to provide a high
                                         level of current income through
                                         investment in a diversified portfolio
                                         of debt obligations, such as corporate
                                         bonds and notes, convertible
                                         securities, preferred stocks and
                                         governmental obligations.

Merrill Lynch Short-Term Global
 Income Fund, Inc....................
                                        As high a level of current income as is
                                         consistent with prudent investment
                                         management from a global portfolio of
                                         high quality debt securities
                                         denominated in various currencies and
                                         multi-national currency units and
                                         having remaining maturities not
                                         exceeding three years.

Merrill Lynch Special Value Fund,       Long-term growth of capital from
 Inc.................................    investments in securities, primarily
                                         common stock, or relatively small
                                         companies believed to have special
                                         investment value and emerging growth
                                         companies regardless of size.

Merrill Lynch Strategic Dividend        Long-term total return from investment
 Fund................................    in dividend paying common stocks which
                                         yield more than Standard & Poor's 500
                                         Composite Stock Price Index.

Merrill Lynch Technology Fund, Inc...   Capital appreciation through worldwide
                                         investment in equity securities of
                                         companies that derive or are expected
                                         to derive a substantial portion of
                                         their sales from products and services
                                         in technology.

Merrill Lynch Texas Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide
                                         investors with as high a level of
                                         income exempt from Federal income
                                         taxes as is consistent with prudent
                                         investment management by investing
                                         primarily in a portfolio of long-term,
                                         investment grade obligations issued by
                                         the State of Texas, its political
                                         subdivisions, agencies and
                                         instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio (Available
 only for exchanges by certain
 individual retirement accounts for
 which Merrill Lynch acts as
 custodian).....................

                                       A portfolio of Merrill Lynch Asset
                                        Builder Program, Inc., a series fund,
                                        whose object is to provide a high
                                        current return through investments in
                                        U.S. Government and government agency
                                        securities, including GNMA mortgage-
                                        backed certificates and other
                                        mortgage-backed government
                                        securities.

Merrill Lynch Utility Income Fund,     High current income through investment
 Inc. ...............................   primarily in equity and debt
                                        securities issued by companies
                                        primarily engaged in the ownership or
                                        operation of facilities used to
                                        generate, transmit or to distribute
                                        electricity, telecommunications, gas
                                        or water.

Merrill Lynch World Income Fund,       High current income by investing in a
 Inc. ...............................   global portfolio of fixed-income
                                        securities denominated in various
                                        currencies, including multinational
                                        currencies.

 Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust.....  Preservation of capital, liquidity and the highest possible current income
                                        consistent with the foregoing
                                        objectives from the short-term money
                                        market securities in which the Trust
                                        invests.

Merrill Lynch Retirement Reserves
 Money Fund (Available only for
 exchanges within certain retirement
 plans).........................
                                       Currently the only portfolio of
                                        Merrill Lynch Retirement Series
                                        Trust, a series fund, whose
                                        objectives are current income,
                                        preservation of capital and liquidity
                                        available from investing in a
                                        diversified portfolio of short-term
                                        money market securities.

Merrill Lynch U.S.A. Government
 Reserves............................
                                       Preservation of capital, current
                                        income and liquidity available from
                                        investing in direct obligations of
                                        the U.S. Government and repurchase
                                        agreements relating to such
                                        securities.

Merrill Lynch U.S. Treasury Money      Preservation of capital, liquidity and
 Fund................................   current income through investment
                                        exclusively in a diversified
                                        portfolio of short-term marketable
                                        securities which are direct
                                        obligations of the U.S. Treasury.

 Class B, Class C and Class D Share
  Money Market Funds:

Merrill Lynch Government Fund........   A portfolio of Merrill Lynch Funds For
                                         Institutions Series, a series fund,
                                         whose objective is to provide current
                                         income consistent with liquidity and
                                         security of principal from investment
                                         in securities issued or guaranteed by
                                         the U.S. Government, its agencies and
                                         instrumentalities and in repurchase
                                         agreements secured by such
                                         obligations.

Merrill Lynch Institutional Fund.....   A portfolio of Merrill Lynch Funds For
                                         Institutions Series, a series fund,
                                         whose objective is to provide maximum
                                         current income consistent with
                                         liquidity and the maintenance of a
                                         high-quality portfolio of money market
                                         securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.........................
                                        A portfolio of Merrill Lynch Funds For
                                         Institutions Series, a series fund,
                                         whose objective is to provide current
                                         income exempt from Federal income
                                         taxes, preservation of capital and
                                         liquidity available from investing in
                                         a diversified portfolio of short-term,
                                         high quality municipal bonds.

Merrill Lynch Treasury Fund..........   A portfolio of Merrill Lynch Funds For
                                         Institutions Series, a series fund,
                                         whose objective is to provide current
                                         income consistent with liquidity and
                                         security of principal from investment
                                         in direct obligations of the U.S.
                                         Treasury and up to 10% of its total
                                         assets in repurchase agreements
                                         secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid semi-annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund has elected and intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders").

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss on a sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number or those who are subject to backup withholding because of a failure to report income. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for federal tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Tax Treatment of Option Transactions. The Fund may write (i.e., sell) covered call options with respect to the securities that it holds in its portfolio. In general, gain or loss from transactions in such options contracts will be capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option contract or from making short-term investments in securities.

  Special Rules for Certain Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Ordinary income and capital gains distributions also may be subject to state and local taxes.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    CLASS A SHARES*                    CLASS B SHARES**
                          ----------------------------------- -----------------------------------
                                               REDEEMABLE                          REDEEMABLE
                                               VALUE OF A                          VALUE OF A
                           EXPRESSED AS A     HYPOTHETICAL     EXPRESSED AS A     HYPOTHETICAL
                          PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL AT THE END OF THE ON A HYPOTHETICAL AT THE END OF THE
         PERIOD           $1,000 INVESTMENT      PERIOD       $1,000 INVESTMENT      PERIOD
         ------           ----------------- ----------------- ----------------- -----------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One Year Ended September
 30, 1995...............         5.99%          $1,059.90            6.80%          $1,068.00
Five Years Ended
 September 30, 1995.....        10.72%          $1,663.60           10.78%          $1,668.50
Inception (November 29,
 1985) to September 30,
 1995...................                                             8.59%          $2,250.90
Inception (October 27,
 1988) to September 30,
 1995...................         8.77%          $1,790.30
                                                    ANNUAL TOTAL RETURN
                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
YEAR ENDED SEPTEMBER 30,
------------------------
1995....................        11.86%          $1,118.60           10.80%          $1,108.00
1994....................         1.81%          $1,018.10            0.76%          $1,007.60
1993....................        14.62%          $1,146.20           13.49%          $1,134.90
1992....................         9.23%          $1,092.30            8.01%          $1,080.10
1991....................        23.14%          $1,231.40           21.91%          $1,219.10
1990....................        (6.86%)         $  931.40           (7.79%)         $  922.10
1989....................                                            16.93%          $1,169.30
1988....................                                            (6.36%)         $  936.40
1987....................                                            18.98%          $1,189.80
Inception (November 29,
 1985) to September 30,
 1986...................                                            12.29%          $1,122.90
Inception (October 27,
 1988) to September 30,
 1989...................        15.54%          $1,155.40
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 29,
 1985) to September 30,
 1995...................                                           125.09%          $2,250.90
Inception (October 27,
 1988) to September 30,
 1995...................        79.03%          $1,790.30

--------

 * Information as to Class A shares is presented only for the period October 27, 1988 to September 30, 1995. No Class A shares were sold prior to October 27, 1988.

** Commencement of Operations of Class B shares was November 29, 1985.

                                   CLASS C SHARES*                     CLASS D SHARES*
                         ----------------------------------- -----------------------------------
                                              REDEEMABLE                          REDEEMABLE
                                              VALUE OF A                          VALUE OF A
                          EXPRESSED AS A     HYPOTHETICAL     EXPRESSED AS A     HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL AT THE END OF THE ON A HYPOTHETICAL AT THE END OF THE
        PERIOD           $1,000 INVESTMENT      PERIOD       $1,000 INVESTMENT      PERIOD
        ------           ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (October 21,
 1994) to September 30,
 1995..................        10.56%          $1,099.30            6.12%          $1,057.60
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (October 21,
 1994) to September 30,
 1995..................        10.93%          $1,109.30           11.62%          $1,116.20
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to September 30,
 1995..................         9.93%          $1,099.30            5.76%          $1,057.60

--------

 * Class C shares and Class D shares commenced operations on October 21, 1994.


  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund, in advertisements directed to such investors, may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

  From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                     INVESTMENT PRACTICES AND RESTRICTIONS

  Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion under "Investment Practices and Restrictions--Portfolio Strategies Involving Options and Futures" in the Prospectus for information regarding various portfolio strategies involving options and futures. The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur.

  Writing of Covered Call Options. As discussed in the Prospectus, the Fund may from time to time sell ("write") covered call options. The term option, as used herein, means an option issued by the Options Clearing Corporation and traded on a national securities exchange. A call option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. When the Fund writes an option it receives a premium. This premium is the price of such option on the exchange on which it is traded. At the time the option is written, the exercise price of the option may be lower, equal to or higher than the market price of the security on which the option is written.

  A call option is "covered" if the Fund already owns securities subject to the option ("underlying securities") or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from any increase in the price of the underlying security above the option exercise price during the period until the option expires, is exercised or the Fund effects a "closing purchase transaction" as described below. In addition, the Fund will not be able to sell the security during the period of the option without taking special steps described below which will involve expense. If the call option expires unexercised, the Fund realizes a gain (short-term capital gain for Federal income tax purposes) in the amount of the premium received for the option. This gain may be offset by a decline in the market price of the underlying security during the option period.

  The Fund can terminate its obligation under an option prior to the expiration date of the option by effecting a "closing purchase transaction." This is done by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. This can be done, however, only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. With respect to a covered call option, in the event the Fund is unable to effect a closing purchase transaction, it will not be able to dispose of the underlying securities until the option expires or until the underlying securities are delivered upon exercise of the option, with the result that the Fund will be subject to the risk of decline in the price of the underlying securities during such period. The Fund writes options on securities only if management believes that secondary markets will exist on an exchange for options of the same series which will permit the Fund to effect closing purchase transactions. Depending on the premium paid by the Fund in effecting a closing purchase transaction and transaction costs, the cost of a closing purchase transaction may exceed the premium received by the Fund from writing the original option, in which case the transaction will result in a loss to the Fund.

  Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write call options and purchase or write put options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. The effectiveness of the hedge will depend on the degree of diversification of the Fund's portfolio and the sensitivity of the securities comprising the portfolio to factors influencing the market as a whole. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the prices of a particular stock. Currently, stock index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard, broadly based stock market indices.

  The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities and interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in securities and financial futures contracts in United States Government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

  The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such securities purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a stock index futures contract or the purchase of a call option on a stock index future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of debt securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Options, Futures and Related Options. The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date (with exchange-traded contracts and OTC options having the characteristics described above). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may (i) purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such transactions for yield enhancement or risk management purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of its liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in options and futures transactions only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures prices and movements in the prices of the securities, interest rates or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

  The exchanges on which currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a regulated investment company under the Code; in this regard, the Fund presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Fund determines that income from the transactions is not subject to this restriction. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES

  Lending of Portfolio Securities. As discussed in the Prospectus, the Fund may from time to time lend its portfolio securities in order to increase the total yield on its portfolio. Such loans will be effected in accordance with applicable regulatory guidelines and will at all times be secured by cash collateral or securities issued or guaranteed by the United States government in an amount that is at least equal to the market value, determined daily, of the loaned securities. Cash collateral received by the Fund is invested in short-term money market securities, and a portion of the yield earned on such securities is retained by the Fund. Where securities, instead of cash, are delivered to the Fund as collateral, the Fund earns its return in the form of a loan premium paid by the borrower. The Fund retains the right to regain record ownership of loaned securities and to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Securities loans can be terminated by the Fund at any time. The Fund may pay reasonable finders', administrative and custodial fees in connection with such loans.

  Foreign Securities. As discussed in the Prospectus, the Fund may invest up to 20% of its total assets in securities issued by foreign companies. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investment in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividends or interest payments.

  Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.1 of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into a forward contract with a term of more than one year.

  Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The Board of Directors monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Portfolio Turnover. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. As a result, portfolio turnover rate may vary greatly from year to year or during periods within a year. Also, the use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover than would otherwise be the case. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover would result in correspondingly greater brokerage commission expenses. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of Government securities and of all other securities, including options, whose maturity or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the fiscal year. For the years ended September 30, 1995, 1994 and 1993 the rate of portfolio turnover for the Fund was 86.33%, 59.15% and 79.55%, respectively.

  Portfolio Brokerage. Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The Fund contemplates that, consistent with the above policy of obtaining the best net results, a substantial amount of its brokerage transactions will be conducted through Merrill Lynch. The Fund has been informed by Merrill Lynch that it will not attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions.

  Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to, and not in lieu of, the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Fund. The expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates.

  The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Fund deals directly with dealers who make markets in the securities involved where possible, except in circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, Merrill Lynch and its affiliates are generally prohibited from dealing with the Fund or its portfolios as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, neither Merrill Lynch nor any affiliate of Merrill Lynch may serve as the Fund's dealer in connection with such transactions. However, such companies may serve as broker for the Fund in over-the-counter transactions conducted on an agency basis.

  The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended September 30, 1995, 1994 and 1993 were $1,203,065, $1,097,166 and $1,375,992, respectively. The aggregate dollar amounts of such portfolio transactions were $714,084,212, $658,162,025 and $843,535,870, respectively, for such periods. During those periods, the aggregate dollar amounts of brokerage commissions paid by the Fund to Merrill Lynch were $92,882, $75,348 and $80,436, respectively. These amounts represent 7.72%, 6.87% and 5.85%, respectively, of the Fund's aggregate brokerage commissions paid to all brokers during those periods. The Fund's aggregate dollar amounts of transactions involving the payment of commissions effected through Merrill Lynch during those periods were 5.36%, 7.27% and 1.65%, respectively, of the aggregate dollar amount of all Fund transactions involving the payment of commissions.

  The Fund and one or more of the other investment companies or accounts which the Investment Adviser or its affiliate, FAM, manages, may own the same investments from time to time. Similarly, a particular security may be bought for one or more companies or accounts at the same time that one or more companies or accounts are selling the same security. If purchases or sales of securities for the Fund and other companies or accounts arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective companies and accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one company or account during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of the security being purchased or sold for the Fund.

  Investment Restrictions. The Fund has adopted the following investment restrictions and policies relating to the investment of its assets and its activities. The fundamental restrictions set forth below may not be changed without the prior approval of the holders of the majority of the Fund's outstanding voting securities, which for this purpose and under the Investment Company Act means: (a) more than 50% of the outstanding voting securities, or
(b) 67% of the outstanding voting securities represented at a meeting where more than 50% of the outstanding voting securities are represented, whichever is less. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any application percentage resulting from market fluctuations does not require elimination of any security from a portfolio. Under its fundamental investment restrictions, the Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Directors without approval by the shareholders. Under the non-fundamental restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's total assets; included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York

  Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings exceed 5% of its assets.

  Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on May 21, 1984, under the name Merrill Lynch Retirement Fund, Inc. The name of the Fund was changed to Merrill Lynch Retirement Benefit Investment Program, Inc. on August 8, 1985. On April 30, 1991, the Fund began doing business under the name Merrill Lynch Balanced Fund for Investment and Retirement. The Fund officially changed its name to Merrill Lynch Balanced Fund for Investment and Retirement, Inc. on December 21, 1994. The Fund has an authorized capital of 2,000,000,000 shares of Common Stock, par value $0.01 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 500,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of September 30, 1995, is calculated as set forth below.

                                  CLASS A     CLASS B     CLASS C     CLASS D
                                ----------- ------------ ---------- ------------
Net Assets....................  $30,485,421 $152,121,232 $1,154,235 $467,546,176
                                =========== ============ ========== ============
Number of Shares Outstanding..    2,637,319   12,951,639     99,541   40,520,316
                                =========== ============ ========== ============
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)..........  $     11.56 $      11.75 $    11.60 $      11.54
Sales Charge (for Class A and
 Class D shares; 5.25% of
 offering price (5.54% of net
 asset value per share))*.....          .64           **         ** $        .64
                                ----------- ------------ ---------- ------------
Offering Price ...............  $     12.20 $      11.75 $    11.60 $      12.18
                                =========== ============ ========== ============

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund, and the employment of such auditors may be terminated without any penalty by vote of a majority of the outstanding shares of the Fund at a meeting called for the purpose of terminating such employment. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Chase Manhattan Bank N.A., 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245, acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 33246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "The Fund and Its Management--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on September 30 of each year. The Fund will send to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 1, 1996.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Balanced Fund for Investment and Retirement, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

October 26, 1995

Merrill Lynch Balanced                                                                                   September 30, 1995
    Fund for Investment and Retirement, Inc.

SCHEDULE OF INVESTMENTS

                                 Face                                                                     Value     Percent of
Industries                      Amount*               Corporate Bonds                      Cost         (Note 1a)   Net Assets
Financial               $       10,000,000    Ford Capital BV, 9.375% due 1/01/1998    $ 10,037,900     $ 10,643,000    1.6%
Services                         5,000,000    Landeskreditbank, N.V., 7.875% due
                                              4/15/2004                                   4,972,067        5,418,250    0.8


                                              Total Investments in Corporate Bonds       15,009,967       16,061,250    2.4


Country                                       Foreign Government & Agency Obligations


Italy                            5,000,000    Republic of Italy, 8.75% due 2/08/2001      5,373,050        5,448,445    0.8


                                              Total Investments in Foreign
                                              Government & Agency Obligations             5,373,050        5,448,445    0.8


                                              US Government & Agency Obligations


United States                                 Federal Home Loan Mortgage Corp.,
                                              REMIC (a):
                                10,000,000      Series, 6.30% due 5/15/2008               9,210,937        9,440,625    1.5
                                 4,910,000      1243-HP, 5.625% due 11/25/2015            4,788,017        4,756,563    0.7
                                              Federal National Mortgage Association:
                                 9,482,095      8% due 10/01/2024                         9,053,920        9,698,382    1.5
                                19,205,450      8% due 12/01/2024                        18,866,355       19,643,527    3.0
                                              US Treasury Notes:
                                55,000,000      7.875% due 8/15/2001                     53,943,600       59,795,450    9.2
                                25,000,000      6.25% due 2/15/2003                      25,710,937       25,140,500    3.9
                                22,000,000    US Treasury STRIPS++, 5.99% due
                                              5/15/2000 (b)                              16,533,161       16,740,460    2.6


                                              Total Investments in US Government &
                                              Agency Obligations                        138,106,927      145,215,507   22.4


                                                      Foreign Obligations


Canada                  C$      17,000,000    Government of Canada, 7.50% due
                                              9/01/2000                                  12,513,374       12,692,853    2.0


Germany                 DM      20,000,000    Bundes, 6% due 2/20/1998                   13,870,415       14,397,858    2.2


Italy                   Lit 12,000,000,000    European Investment Bank, 10.80% due
                                              3/15/1999                                   7,677,863        7,410,781    1.1


                                              Total Investments in Foreign
                                              Obligations                                34,061,652       34,501,492    5.3


                                              Total Investments in Corporate Bonds,
                                              Foreign Government & Agency Obligations,
                                              US Government & Agency Obligations
                                              & Foreign Obligations                     192,551,596      201,226,694   30.9


                                   Shares
                                    Held                   US Stocks

Basic Industry

Aluminum                           125,000    Aluminum Co. of America (ALCOA)             6,893,308        6,609,375    1.0


Chemicals                           61,000    Dow Chemical Company (The)                  4,633,938        4,544,500    0.7
                                    93,700    Eastman Chemical Co.                        5,394,105        5,996,800    0.9
                                    90,000    Engelhard Corporation                       2,751,452        2,283,750    0.4
                                    70,000    IMC Fertilizer Group, Inc.                  4,196,080        4,436,250    0.7
                                    55,000    PPG Industries, Inc.                        2,464,430        2,557,500    0.4


Paper & Forest Producers           225,000    Scott Paper Co.                            10,875,875       10,912,500    1.7


                                              Total Basic Industry                       37,209,188       37,340,675    5.8

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                    US Stocks                         Cost         (Note 1a)   Net Assets

Capital Spending
Aerospace                          125,000    Boeing Company (The)                     $  7,925,190     $  8,531,250    1.3%
                                    56,000    Crane Company                               2,046,063        1,932,000    0.3
                                   110,000    United Technologies Corp.                   8,698,059        9,721,250    1.5


Communication                      150,000 +++ADC Telecommunications, Inc.                3,462,859        6,825,000    1.0
Equipment                          144,000 +++DSC Communications Corp.                    4,548,726        8,532,000    1.3
                                    80,000 +++Tellabs, Inc.                               2,952,585        3,360,000    0.5


Computer Equipment                  90,000 +++Cisco Systems, Inc.                         4,973,502        6,210,000    1.0


Computer Services                  225,000 +++Computer Sciences Corp.                     8,005,471       14,484,375    2.2
                                   240,000    General Motors Corp. (Class E)              9,927,011       10,920,000    1.7


Electrical Equipment               165,000    General Electric Co.                        9,160,779       10,518,750    1.6
                                   173,218    Siebe PLC                                   1,605,130        1,984,156    0.3


Electronics                         90,000 +++Solectron Corp.                             2,554,952        3,555,000    0.5


Environmental Control              550,000    Wheelabrator Technologies, Inc.             7,310,684        8,181,250    1.3


Machinery & Equipment              150,000    York International Corp.                    6,687,115        6,318,750    1.0


Office Equipment                   380,000    Danka Business Systems PLC
                                              (ADR)(c)(1)                                 6,702,445       13,680,000    2.1
                                    29,200    Harris Corp.                                1,755,785        1,602,350    0.2


Semiconductors                      43,500    Texas Instruments, Inc.                     3,357,421        3,474,562    0.5


                                              Total Capital Spending                     91,673,777      119,830,693   18.3


Consumer Cyclicals

Appliances                         230,000    Singer Co. N.V. (ADR)(c)(1)                 6,382,381        6,123,750    0.9


Automotive                         305,000    Ford Motor Company                          9,068,012        9,493,125    1.5


Automotive Equipment                55,000    Magna International, Inc. (ADR)(c)(1)       2,005,798        2,481,875    0.4


Retail                              95,000    Sears, Roebuck and Co.                      2,561,323        3,503,125    0.5


Retail--Specialty                  170,000 +++Toys 'R' Us, Inc.                           4,706,973        4,590,000    0.7


                                              Total Consumer Cyclicals                   24,724,487       26,191,875    4.0


Consumer Staples

Consumer--Services                 225,000    H & R Block, Inc.                           8,896,652        8,550,000    1.3


Drug Stores                         80,000 +++Revco D.S., Inc.                            1,725,576        1,880,000    0.3


Foods                               70,000    General Mills, Inc.                         3,396,222        3,902,500    0.6


Healthcare                         300,000 +++Humana Inc.                                 5,920,005        6,037,500    0.9
                                   203,100 +++Physician Corp. of America                  4,284,714        3,198,825    0.5


Pharmaceuticals                     55,000    American Home Products Corp.                3,726,541        4,668,125    0.7


Photography                        160,000    Eastman Kodak Co.                           8,746,145        9,480,000    1.5


Restaurants                         80,000    Darden Restaurants Inc.                       837,277          920,000    0.1


                                              Total Consumer Staples                     37,533,132       38,636,950    5.9

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                    US Stocks                         Cost         (Note 1a)   Net Assets

Credit-Sensitive and Financial Services
Banking                            250,000    The Bank of New York Co.                 $  7,473,216     $ 11,625,000    1.8%
                                    15,000    The Bank of New York Co. (Warrants)
                                              (e)                                           168,750          481,875    0.1
                                   200,000    BankAmerica Corp.                           9,113,967       11,975,000    1.8
                                   100,000    CoreStates Financial Corp.                  3,613,740        3,662,500    0.6


Insurance                          140,000    Aetna Life & Casualty Co.                   8,227,835       10,272,500    1.6
                                   104,900    Allstate Corp.                              3,168,972        3,710,837    0.6
                                    99,500    International Telephone & Telegraph
                                              Corp.                                       8,599,833       12,338,000    1.9
                                    70,000    National Re Corp.                           2,016,028        2,476,250    0.4


                                              Total Credit-Sensitive & Financial
                                              Services                                   42,382,341       56,541,962    8.8


Energy

Oil--Integrated                    175,000    Chevron Corp.                               8,576,842        8,509,375    1.3
                                   125,000    Mobil Oil Corp.                             9,757,153       12,453,125    1.9


                                              Total Energy                               18,333,995       20,962,500    3.2


Utilities

Utilities--                         39,200    Frontier Corp.                                876,071        1,043,700    0.2
Communications                     180,000    GTE Corp.                                   5,790,102        7,065,000    1.1
                                   180,000    SBC Communications Inc.                     8,015,735        9,900,000    1.5
                                   310,000 +++WorldCom, Inc.                              7,317,231        9,958,750    1.5


                                              Total Utilities                            21,999,139       27,967,450    4.3


                                              Total Investments in US Stocks            273,856,059      327,472,105   50.3


                                                     Foreign Stocks

Australia

Media/Publishing                   600,000 +++News Corp. Ltd. (Preferred)
                                              (ADR)(c)                                   10,451,056       11,925,000    1.8


Canada

Appliances                         280,000    Semi-Tech Corp.(d)                          4,108,297        2,236,588    0.3


Chile

Banking                             40,000    Banco O'Higgins (ADR)(c)                      649,848          905,000    0.1


Packaging                           60,000    Christalerias de Chile S.A.
                                              (ADR)(c)                                    1,105,062        1,485,000    0.2


Hong Kong

Banking                            286,378    HSBC Holdings PLC                           1,750,973        3,982,000    0.6

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                  Foreign Stocks                      Cost         (Note 1a)   Net Assets

Indonesia
Telecommunications                   9,000    P.T. Indonesian Satellite (ADR)(c)       $    311,138     $    316,125    0.1%


Tobacco                             74,500    P.T. Hanjaya Mandala Sampoerna                415,075          694,018    0.1


Japan

Electronics                         70,000    Advantest Corp.                             3,441,308        4,143,434    0.6
                                    45,000    Kyocera Corp.                               3,995,841        3,700,000    0.6
                                   240,000    Sharp Corp.                                 3,564,993        3,369,697    0.5
                                    75,000    Tokyo Electron Ltd.                         2,928,405        3,265,152    0.5


Financial Services                 360,000    Nomura Securities Co., Ltd.                 7,080,991        7,054,545    1.1


Insurance                          250,000    Tokio Marine & Fire Insurance Co.           2,976,505        2,702,020    0.4


Office Equipment                   150,000    Canon, Inc.                                 2,752,380        2,681,818    0.4


Mexico

Multi-Industry                     433,800 +++Grupo Carso, S.A. de C.V.
                                              (ADR)(c)++++                                3,832,850        5,042,925    0.8


Utilities--                         95,000    Telefonos de Mexico, S.A. de C.V.
Communications                                (ADR)(c)(1)                                 3,301,965        3,016,250    0.5


Netherlands

Computer Services                  112,800    Getronics N.V.                              4,941,210        5,556,789    0.9


Norway

Telecommunications                 152,425    Nera AS                                     4,340,748        5,247,618    0.8


Portugal

                                   325,000    Espirito Santo Financial Holdings
                                              S.A. (ADR)(c)(1)                            4,538,463        3,818,750    0.6


United Kingdom

Leisure/Entertainment               90,000    Thorn EMI PLC                               1,726,953        2,096,336    0.3


                                              Total Investments in Foreign Stocks        68,214,061       73,239,065   11.2


                                              Total Investments in US & Foreign
                                              Stocks                                    342,070,120      400,711,170   61.5

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                     Value     Percent of
                                Amount                     Issue                           Cost         (Note 1a)   Net Assets

Short-Term Securities
Commercial Paper**         $    21,064,000    Ford Motor Credit Co., 6.50% due
                                              10/02/1995                               $ 21,056,394     $ 21,056,394    3.3%
                                17,000,000    National Fleet Funding Corp., 5.75%
                                              due 10/11/1995                             16,970,132       16,970,132    2.6
                                              Total Investments in Short-Term
                                              Securities                                 38,026,526       38,026,526    5.9

Total Investments                                                                      $572,648,242      639,964,390   98.3
                                                                                       ============
Other Assets Less Liabilities                                                                             11,342,674    1.7
                                                                                                        ------------  ------
Net Assets                                                                                              $651,307,064  100.0%
                                                                                                        ============  ======


 (a)Real Estate Mortgage Investment Conduits (REMIC).
 (b)Represents the yield-to-maturity on this zero coupon issue. These securities are purchased at a deep discount and amortized to maturity.
 (c)American Depositary Receipts (ADR).
 (d)Formerly named International Semi-Tech Corp.
 (e)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
   *Denominated in US dollars unless otherwise indicated.
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (1)Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
  ++Separate Trading of Registered Interest and Principal of
    Securities (STRIPS).
++++Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $5,043,000, representing 0.8% of net assets.


                                   Acquisition                         Value
    Issue                             Dates              Cost        (Note la)
    Grupo Carso, S.A. de C.V.
    (ADR)                     9/24/1991-1/24/1992     $3,832,850     $5,042,925

    Total                                             $3,832,850     $5,042,925
                                                      ==========     ==========

 +++Non-income producing security.



See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of September 30, 1995
Assets:             Investments, at value (identified cost--$572,648,242)
                    (Note 1a)                                                                               $639,964,390
                    Cash                                                                                       4,488,255
                    Receivables:
                      Securities sold                                                      $  6,963,402
                      Interest                                                                2,720,710
                      Dividends                                                                 729,022
                      Capital shares sold                                                       352,889       10,766,023
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          89,979
                                                                                                            ------------
                    Total assets                                                                             655,308,647
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    1,965,810
                      Capital shares redeemed                                                 1,154,219
                      Investment adviser (Note 2)                                               331,332
                      Distributor (Note 2)                                                      216,708        3,668,069
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       333,514
                                                                                                            ------------
                    Total liabilities                                                                          4,001,583
                                                                                                            ------------


Net Assets:         Net assets                                                                              $651,307,064
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $.01 par value, 500,000,000
Consist of:         shares authorized                                                                       $     26,373
                    Class B Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                            129,516
                    Class C Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                                996
                    Class D Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                            405,203
                    Paid-in capital in excess of par                                                         560,997,385
                    Undistributed investment income--net                                                       5,264,881
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                17,172,044
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         67,310,666
                                                                                                            ------------
                    Net assets                                                                              $651,307,064
                                                                                                            ============


Net Asset Value:    Class A--Based on net assets of $30,485,421 and 2,637,319 shares
                    outstanding                                                                             $      11.56
                                                                                                            ============
                    Class B--Based on net assets of $152,121,232 and 12,951,639 shares
                    outstanding                                                                             $      11.75
                                                                                                            ============
                    Class C--Based on net assets of $1,154,235 and 99,541 shares
                    outstanding                                                                             $      11.60
                                                                                                            ============
                    Class D--Based on net assets of $467,546,176 and 40,520,316 shares
                    outstanding                                                                             $      11.54
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations for the Year Ended September 30, 1995
Investment          Interest and discount earned (net of $14,295 foreign
Income              withholding tax)                                                                        $ 19,733,199
(Notes 1d & 1e):    Dividends (net of $245,500 foreign withholding tax)                                        6,790,388
                    Other                                                                                         41,541
                                                                                                            ------------
                    Total income                                                                              26,565,128
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                          4,289,001
                    Account maintenance and distribution fees--Class B (Note 2)                                2,911,519
                    Transfer agent fees--Class D (Note 2)                                                        896,673
                    Account maintenance fees--Class D (Note 2)                                                   869,529
                    Transfer agent fees--Class B (Note 2)                                                        843,941
                    Printing and shareholder reports                                                             334,152
                    Professional fees                                                                            117,014
                    Accounting services (Note 2)                                                                 115,994
                    Registration fees (Note 1f)                                                                   94,249
                    Custodian fees                                                                                89,647
                    Transfer agent fees--Class A (Note 2)                                                         84,659
                    Directors' fees and expenses                                                                  46,274
                    Pricing fees                                                                                   6,456
                    Account maintenance and distribution fees--Class C (Note 2)                                    5,279
                    Transfer agent fees--Class C (Note 2)                                                          1,486
                    Other                                                                                         11,367
                                                                                                            ------------
                    Total expenses                                                                            10,717,240
                                                                                                            ------------
                    Investment income--net                                                                    15,847,888
                                                                                                            ------------


Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                     $ 17,324,044
(Loss) on             Foreign currency transactions--net                                      1,351,860       18,675,904
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       33,342,301
--Net (Notes 1b,      Foreign currency transactions--net                                        (18,980)      33,323,321
1c, 1e & 3):                                                                               ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     51,999,225
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 67,847,113
                                                                                                            ============


                    See Notes to Financial Statements.

Statments of Changes in Net Assets
                                                                                         For the Year Ended September 30,
                    Increase (Decrease) in Net Assets:                                          1995             1994
Operations:         Investment income--net                                                 $ 15,847,888     $ 13,984,464
                    Realized gain on investments and foreign currency
                    transactions--net                                                        18,675,904       66,569,641
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   33,323,321      (72,060,997)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     67,847,113        8,493,108
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,043,247)      (1,253,348)
Shareholders          Class B                                                                (3,008,886)     (14,802,935)
(Note 1g):            Class C                                                                   (10,834)              --
                      Class D                                                               (11,100,445)              --
                    Realized gain on investments--net:
                      Class A                                                                (3,297,664)      (4,103,194)
                      Class B                                                               (27,299,110)     (75,192,306)
                      Class C                                                                   (10,962)              --
                      Class D                                                               (29,225,123)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (74,996,271)     (95,351,783)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (91,342,468)     (34,985,543)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total decrease in net assets                                            (98,491,626)    (121,844,218)
                    Beginning of year                                                       749,798,690      871,642,908
                                                                                           ------------     ------------
                    End of year*                                                           $651,307,064     $749,798,690
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  5,264,881     $  3,227,255
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1995*      1994*       1993       1992        1991
Per Share           Net asset value, beginning of year             $  11.67   $  13.02   $  12.57   $  11.94    $  10.61
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .32        .32        .43        .47         .70
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions (1)--net                               .88       (.07)      1.29        .61        1.63
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.20        .25       1.72       1.08        2.33
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.34)      (.37)      (.39)      (.45)       (.62)
                      Realized gain on investments--net                (.97)     (1.23)      (.88)        --        (.38)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.31)     (1.60)     (1.27)      (.45)      (1.00)
                                                                   --------   --------   --------   --------    --------
                    Net asset  value, end of year                  $  11.56   $  11.67   $  13.02   $  12.57    $  11.94
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               11.86%      1.81%     14.62%      9.23%      23.14%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to           Expenses                                          1.01%       .83%       .83%       .81%        .85%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income--net                            2.93%      2.68%      3.09%      3.18%       3.64%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $ 30,485   $ 39,963   $ 40,688   $ 20,320    $ 12,839
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               86.33%     59.15%     79.55%     65.40%     173.76%
                                                                   ========   ========   ========   ========    ========

                   *Based on average shares outstanding during the year.
                  **Total investment returns exclude the effect of sales loads.
                 (1)Foreign currency transaction amounts have been reclassified to conform to the 1994 presentation.


                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                           Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995*      1994*      1993       1992       1991
Per-Share           Net asset value, beginning of year             $  11.75   $  13.09   $  12.62   $  11.99    $  10.60
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .21        .20        .24        .29         .39
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions (1)--net                               .90       (.07)      1.37        .66        1.83
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.11        .13       1.61        .95        2.22
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.14)      (.24)      (.26)      (.32)       (.45)
                      Realized gain on investments--net                (.97)     (1.23)      (.88)        --        (.38)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.11)     (1.47)     (1.14)      (.32)       (.83)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.75   $  11.75   $  13.09   $  12.62    $  11.99
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               10.80%      0.76%     13.49%      8.01%      21.91%
Return:**                                                          ========   ========   ========   ========    ========



Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                             1.04%       .86%       .85%       .85%        .90%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          2.04%      1.86%      1.85%      1.85%       1.90%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            1.90%      1.65%      1.99%      2.10%       3.37%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $152,121   $709,836   $830,955   $886,920    $986,895
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               86.33%     59.15%     79.55%     65.40%     173.76%
                                                                   ========   ========   ========   ========    ========

                   *Based on average shares outstanding during the year.
                  **Total investment returns exclude the effect of sales loads.
                 (1)Foreign currency transaction amounts have been reclassified to conform to the 1994 presentation.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                September 30, 1995*
Increase (Decrease) in Net Asset Value:                                                       Class C          Class D
Per-Share           Net asset value, beginning of period                                   $      11.74     $      11.66
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .19              .27
                    Realized and unrealized gain on investments and foreign
                    currency transactions--net                                                      .92              .90
                                                                                           ------------     ------------
                    Total from investment operations                                               1.11             1.17
                                                                                           ------------     ------------
                    Less dividends and distributions:
                      Investment income--net                                                       (.28)            (.32)
                      Realized gain on investments--net                                            (.97)            (.97)
                                                                                           ------------     ------------
                    Total dividends and distributions                                             (1.25)           (1.29)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.60     $      11.54
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           10.93%+++        11.62%+++
Return:***                                                                                 ============     ============



Ratios to           Expenses, excluding account maintenance and distribution fees                 1.04%**          1.02%**
Average                                                                                    ============     ============
Net Assets:         Expenses                                                                      2.04%**          1.27%**
                                                                                           ============     ============
                    Investment income--net                                                        1.94%**          2.68%**
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $      1,154     $    467,546
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           86.33%           86.33%
                                                                                           ============     ============


                   *Based on average shares outstanding during the period.
                  **Annualized.
                 ***Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Retirement Benefit Investment Program, Inc., Full Investment Portfolio does business under the name Merrill Lynch Balanced Fund for Investment and Retirement. Merrill Lynch Balanced Fund for Investment and Retirement, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Financial futures contracts--The Fund may purchase or sell interest-rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) and valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange sales on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassifications--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $1,353,150 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transaction with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $500 million; 0.60% of the average daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.55% of the average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.50% of the average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the average daily net assets exceeding
$3.5 billion. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $  477        $ 4,620
Class D                                $3,598        $61,460


For the year ended September 30, 1995, MLPF&S received contingent deferred sales charges of $199,447 relating to transactions in Class B Shares.

In addition, MLPF&S received $92,882 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995 were $541,068,330 and $676,930,218, respectively.

Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:


                                     Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $17,240,225   $ 67,316,148
Short-term investments                   (721)            --
Options written
on investments                         84,540             --
Foreign currency
transactions                        1,351,860         (5,482)
                                  -----------  -------------
Total                             $18,675,904  $  67,310,666
                                  ===========  =============


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $67,316,148, of which $75,277,436 related to appreciated securities and $7,961,288 related to depreciated securities. The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $572,648,242.

Transactions in call options written for the year ended September
30, 1995 were as follows:


                                     Number of      Premiums
Call Options Written                   Shares       Received
Outstanding call options at
beginning of year                       1,000  $       1,783
Options written                       167,800        214,530
Options exercised                     (67,100)      (106,550)
Options closed                        (98,500)      (105,726)
Options expired                        (3,200)        (4,037)
                                  -----------  -------------
Outstanding call options at
end of year                                --  $          --
                                  ===========  =============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $91,342,468 and $34,985,543 for the years ended September 30, 1995 and September 30, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         1,070,519   $ 11,586,869
Shares issued to shareholders
in reinvestment of dividends
and distributions                     396,121      4,060,338
                                  -----------  -------------
Total issued                        1,466,640     15,647,207
Shares redeemed                    (2,253,897)   (24,043,484)
                                  -----------  -------------
Net decrease                         (787,257) $  (8,396,277)
                                  ===========  =============


Class A Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         1,518,510  $  18,698,722
Shares issued to shareholders
in reinvestment of dividends
and distributions                     428,291      5,110,279
                                  -----------  -------------
Total issued                        1,946,801     23,809,001
Shares redeemed                    (1,648,302)   (19,908,322)
                                  -----------  -------------
Net increase                          298,499  $   3,900,679
                                  ===========  =============


Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         2,091,731$    23,097,445
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,431,572     25,214,963
                                  -----------  -------------
Total issued                        4,523,303     48,312,408
Shares redeemed                    (7,383,654)   (81,669,553)
Automatic conversion of
shares                            (44,590,058)  (505,798,220)
                                  -----------  -------------
Net decrease                      (47,450,409) $(539,155,365)
                                  ===========  =============



Class B Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         2,858,236  $  35,039,885
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,329,365     76,402,900
                                  -----------  -------------
Total issued                        9,187,601    111,442,785
Shares redeemed                   (12,275,154)  (150,329,007)
                                  -----------  -------------
Net decrease                       (3,087,553) $ (38,886,222)
                                  ===========  =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                           132,339  $   1,431,442
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,002         10,249
                                  -----------  -------------
Total issued                          133,341      1,441,691
Shares redeemed                       (33,800)      (359,094)
                                  -----------  -------------
Net increase                           99,541  $   1,082,597
                                  ===========  =============


[FN]
++Commencement of Operations.

NOTES TO FINANCIAL STATEMENTS (concluded)

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                           522,879  $   5,601,295
Automatic conversion
of shares                          45,012,054    505,798,220
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,325,210     34,178,246
                                  -----------  -------------
Total issued                       48,860,143    545,577,761
Shares redeemed                    (8,339,827)   (90,451,184)
                                  -----------  -------------
Net increase                       40,520,316  $ 455,126,577
                                  ===========  =============

[FN]
++Commencement of Operations.

5. Reorganization Plan:
On October 13, 1995, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain conditions, whereby Merrill Lynch Global Allocation Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Global Allocation Fund, Inc., which is a registered, diversified, open-end management investment company managed by MLAM.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Management of the Fund.....................................................   2
Purchase of Shares.........................................................   5
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................   6
 Reduced Initial Sales Charges.............................................   7
 Distribution Plans........................................................  11
 Limitations on the Payment of Deferred Sales Charges......................  12
Redemption of Shares.......................................................  13
 Deferred Sales Charge--
  Class B and Class C Shares...............................................  14
Determination of Net Asset Value...........................................  15
Shareholder Services.......................................................  16
 Investment Account........................................................  16
 Automatic Investment Plans................................................  16
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  17
 Systematic Withdrawal Plans--
  Class A and Class D Shares...............................................  17
 Retirement Plans..........................................................  18
 Exchange Privilege........................................................  18
Dividends, Distributions and Taxes.........................................  32
 Dividends and Distributions...............................................  32
 Taxes.....................................................................  32
Performance Data...........................................................  35
Investment Practices and Restrictions......................................  37
 Portfolio Strategies Involving Options and Futures........................  37
 Other Investment Policies and Practices...................................  43
General Information........................................................  48
 Description of Shares.....................................................  48
 Computation of Offering Price Per Share...................................  49
 Independent Auditors......................................................  49
 Custodian.................................................................  50
 Transfer Agent............................................................  50
 Legal Counsel.............................................................  50
 Reports to Shareholders...................................................  50
 Additional Information....................................................  50
Independent Auditors' Report...............................................  51
Financial Statements.......................................................  52

                                                          Code #10332-0196

[LOGO] MERRILL LYNCH

MERRILL LYNCH
BALANCED FUND FOR
INVESTMENT AND RETIREMENT, INC.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


JANUARY 26, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements:

    (1) Financial Statements included in Part A, the Prospectus:

      Financial Highlights (selected per share data and ratios) for each of the periods in the nine year period ended September 30, 1995 and for the period November 29, 1985 (Commencement of Operations) to September 30, 1986.

    (2) Financial Statements included in Part B, the Statement of Additional
  Information:

      Schedule of Investments as of September 30, 1995.

      Statement of Assets and Liabilities as of September 30, 1995.

      Statement of Operations for the Year Ended September 30, 1995.

      Statements of Changes in Net Assets for the Years Ended September
       30, 1995 and 1994.

      Financial Highlights for each of the periods in the nine year period ended September 30, 1995.

  (b) Exhibits:

          EXHIBIT
           NUMBER                              DESCRIPTION
          -------                              -----------
  (1)(A)*                  --Articles of Incorporation of Registrant, as
                            amended.
  (1)(B).                  --Articles Supplementary.
  (1)(C)(degrees)(degrees) --Articles of Amendment.
  (1)(D)                   --Articles of Amendment dated October 21, 1994.
  (1)(E)                   --Articles Supplementary dated October 21, 1994.
  (2)*                     --By-Laws of Registrant.
  (3)                      --Not applicable.
  (4)(A)+++                --Instruments Defining Rights of Shareholders.
  (5)**                    --Investment Advisory Agreement between Registrant
                            and Merrill Lynch Asset Management.
  (6)(A)(degrees)(degrees) --Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
  (6)(B)***                --Class B Distribution Agreement between Registrant
                            and Merrill Lynch Funds Distributor, Inc.
  (6)(C)(degrees)(degrees) --Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
  (6)(D)(degrees)(degrees) --Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
  (7)                      --Not applicable.
  (8)(A)***                --Custody Agreement between Registrant and First
                            Jersey National Bank (now known as National
                            Westminster Bank NJ).
  (8)(B)***                --Sub-Custody Agreement between First Jersey
                            National Bank (now known as National Westminster
                            Bank NJ) and Chase Manhattan Bank, N.A.
  (9)(A)***                --Administrative and Sub-Accounting Services
                            Agreement between Registrant and Merrill Lynch
                            Asset Management.
  (9)(B)**                 --Transfer Agency, Dividend Disbursing Agency and
                            Shareholder Servicing Agency Agreement between
                            Registrant and Merrill Lynch Financial Data
                            Service, Inc. (now known as Financial Data
                            Services, Inc.)
 (10)                      --Not applicable.
 (11)(A)                   --Consent of Deloitte & Touche LLP, independent
                            auditors for the Registrant.
 (11)(B).                  --Consent of Morningstar, Inc.
 (12)                      --Not applicable.
 (13)*                     --Representation of Merrill Lynch Asset Management.
 (14)                      --Not applicable.

              EXHIBIT
               NUMBER                               DESCRIPTION
              -------                               -----------
 (15)(A)(degrees)(degrees)(degrees) --Amended and Restated Class B Plan of
                                     Distribution pursuant to Rule 12b-1 under
                                     the Investment Company Act of 1940.
 (15)(B)(degrees)(degrees)          --Class C Distribution Plan and Class C
                                     Distribution Plan Sub-Agreement.
 (15)(C)(degrees)(degrees)          --Class D Distribution Plan and Class D
                                     Distribution Plan Sub-Agreement.
 (16)(A)..                          --Schedule for computation of each
                                     performance quotation provided in the
                                     Registration Statement in response to
                                     Item 22 (Class B Shares).
 (16)(B)...                         --Schedule for computation of each
                                     performance quotation provided in the
                                     Registration Statement in response to
                                     Item 22 (Class A Shares).
 (16)(C)(degrees)(degrees)          --Schedule for computation of each
                                     performance quotation provided in the
                                     Registration Statement in response to
                                     Item 22 (Class C Shares).
 (16)(D)(degrees)(degrees)          --Schedule for computation of each
                                     performance quotation provided in the
                                     Registration Statement in response to
                                     Item 22 (Class D Shares).
 (17)(A)                            --Financial Data Schedule for Class A
                                     shares.
 (17)(B)                            --Financial Data Schedule for Class B
                                     shares.
 (17)(C)                            --Financial Data Schedule for Class C
                                     shares.
 (17)(D)                            --Financial Data Schedule for Class D
                                     shares.
 (18)(A)(degrees)                   --Other Exhibits
                                       Powers of Attorney for Officers and
                                       Directors
                                         Arthur Zeikel
                                         Herbert I. London
                                         Robert R. Martin
                                         Joseph L. May
                                         Andre F. Perold
                                         Gerald M. Richard
 (18)(B)                            --Power of Attorney for James H. Bodurtha.
 (18)(C)                            --Rule 18f-3 Plan.

--------

 * Filed electronically herewith. Initially filed as an exhibit in Pre-Effective Amendment No. 2 to this Registration Statement (File No. 2-91329).

 ** Filed electronically herewith. Initially filed as the identically numbered
    Exhibit in Post-Effective Amendment No. 3 to this Registration Statement (File No. 2-91329).

*** Filed electronically herewith. Initially filed as the identically numbered
    Exhibit in Post-Effective Amendment No. 1 to this Registration Statement (File No. 2-91329).

 .   Filed electronically herewith. Initially filed as the identically numbered
    Exhibit in Post-Effective Amendment No. 9 to this Registration Statement (File No. 2-91329).

 ..  Filed electronically herewith. Initially filed as Exhibit No. 16 in Post-
    Effective Amendment No. 4 to this Registration Statement (File No. 2-
    91329).

 ... Filed electronically herewith. Initially filed as the identically numbered
    Exhibit in Post-Effective Amendment No. 6 to this Registration Statement (File No. 2-91329).

 + Filed electronically herewith. Initially filed as Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-1 (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed on January 26, 1982.

 ++ Filed electronically herewith. Initially filed as Exhibit 14 to Post-
    Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed December 29, 1983.

+++ Incorporated by reference to Exhibit (4)(C) to Post-Effective Amendment No.
    11 to this Registration Statement (File No. 2-91329).

(degrees) Filed electronically herewith. Initially filed as Exhibit 17 to Post-Effective Amendment No. 11 to this Registration Statement (File No. 2-91329).

(degrees)(degrees) Filed electronically herewith. Initially filed as the identically numbered Exhibit to Post-Effective Amendment No. 14 to this Registration Statement (File No. 2-91329).

(degrees)(degrees)(degrees) Incorporated by reference to the identically numbered Exhibit in Post-Effective Amendment No. 11 to the Registration Statement (File No. 2-91329).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                                  HOLDERS AT
                          TITLE OF CLASS                       DECEMBER 31, 1995
                          --------------                       -----------------
     Class A Common Stock, par value $.01 per share...........       3,725
     Class B Common Stock, par value $.01 per share...........      18,152
     Class C Common Stock, par value $.01 per share...........         140
     Class D Common Stock, par value $.01 per share...........      64,126

Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law. Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may indemnify or purchase insurance to the extent provided in
Article VI on behalf of an employee or agent who is not an officer or director of the Registrant.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties

  Article IV of the Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management, L.P.) ("MLAM") (Exhibit 5 to Registrant's Registration Statement on Form N-1A) limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of: (a) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met, and (b) a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, nonparty directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") also acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Asset Builder Program, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity

Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1993, for such person's or entity's own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph. Mr. Zeikel is a director of substantially all of such companies, and Mr. Glenn is a director of certain of such companies. Messrs. Durnin, Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.

  Officers and partners of MLAM are set forth as follows:

                                                                       OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION WITH THE INVESTMENT ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
           ----           ------------------------------------      ----------------------------------
 ML & Co. ............... Limited Partner                      Financial Services Holding Company
 Merrill Lynch Investment
  Management, Inc. ...... Limited Partner                      Investment Advisory Services
 Princeton Services,      General Partner                      General Partner of FAM
  Inc. ..................
  ("Princeton Services")
 Arthur Zeikel........... President                            President of FAM; President and Director of
                                                                Princeton Services; Director of MLFD;
                                                                Executive Vice President of ML & Co.

                                                                       OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION WITH THE INVESTMENT ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
           ----           ------------------------------------      ----------------------------------
 Terry K. Glenn.......... Executive Vice                       Executive Vice President of FAM; Executive
                           President                            Vice President and Director of Princeton
                                                                Services; President and Director of MLFD;
                                                                President of Princeton Administrators;
                                                                Director of FDS
 Vincent R. Giordano..... Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 Elizabeth Griffin....... Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 Norman R. Harvey........ Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 N. John Hewitt.......... Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 Philip L. Kirstein...... Senior Vice                          Senior Vice President, General Counsel and
                           President, General                   Secretary of FAM; Senior Vice President,
                           Counsel and                          General Counsel Director and Secretary of
                           Secretary                            Princeton Services; Director of MLFD
 Ronald M. Kloss......... Senior Vice President                Senior Vice President and Controller of
                           and Controller                       FAM; Senior Vice President and Controller
                                                                of Princeton Services
 Stephen M.M. Miller..... Senior Vice President                Executive Vice President of Princeton
                                                                Administrators, L.P.
 Joseph T. Monagle, Jr. . Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 Richard L. Reller....... Senior Vice President                First Vice President of MLAM; First Vice
                                                                President of Princeton Services
 Gerald M. Richard....... Senior Vice President                Senior Vice President and Treasurer of FAM;
                           and Treasurer                        Senior Vice President and Treasurer of
                                                                Princeton Services; Vice President and
                                                                Treasurer of MLFD
 Ronald L. Welburn....... Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services
 Anthony Wiseman......... Senior Vice President                Senior Vice President of FAM; Senior Vice
                                                                President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first paragraph of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Crook, Graczyk, Fatseas, Wasel and Ms. Schena is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                                       (2)                       (3)
            (1)                POSITIONS AND OFFICES     POSITIONS AND OFFICES
            NAME                     WITH MLFD              WITH REGISTRANT
           -----              ----------------------    ----------------------
Terry K. Glenn............. President and Director     Executive Vice President
Arthur Zeikel.............. Director                   President and Director
Philip L. Kirstein......... Director                   None
William E. Aldrich......... Senior Vice President      None
Robert W. Crook............ Senior Vice President      None
Kevin P. Boman............. Vice President             None
Michael J. Brady........... Vice President             None
Sharon Creveling........... Vice President and         None
                             Assistant Treasurer
Mark A. DeSario............ Vice President             None
James J. Fatseas........... Vice President             None
Stanley Graczyk............ Vice President             None
Debra W. Landsman-Yaros.... Vice President             None
Michelle T. Lau............ Vice President             None
Gerald M. Richard.......... Vice President and         Treasurer
                             Treasurer
Salvatore Venezia.......... Vice President             None
William Wasel.............. Vice President             None
Lisa Gobora................ Assistant Vice President   None
Susan Kibler............... Assistant Vice President   None
Mark A. Maguire............ Assistant Vice President   None
Richard Romm............... Assistant Vice President   None
Patricia A. Schena......... Assistant Vice President   None
Robert Harris.............. Secretary                  Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant and its Custodian and Transfer Agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "The Fund and Its Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY, ON THE 25TH DAY OF JANUARY, 1996.

                                          Merrill Lynch Balanced Fund for
                                           Investment and Retirement, Inc.

                                                  /s/ Terry K. Glenn
                                          By___________________________________

                                              TERRY K. GLENN, EXECUTIVE VICE
                                                      PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                         TITLE                DATE

                                        President and
               *                         Director (Principal
-------------------------------------    Executive Officer)
           (ARTHUR ZEIKEL)


               *                        Treasurer (Principal
-------------------------------------    Financial and
         (GERALD M. RICHARD)             Accounting Officer)


               *                        Director
-------------------------------------

      (JAMES H. BODURTHA)

                  *                     Director
-------------------------------------
         (HERBERT I. LONDON)

                  *                     Director
-------------------------------------
         (ROBERT R. MARTIN)

                  *                     Director
-------------------------------------
           (JOSEPH L. MAY)

                  *                     Director
-------------------------------------
          (ANDRE F. PEROLD)
--------
* This Amendment has been signed by
  each of the persons so indicated
  by the undersigned as Attorney-in-
  Fact.

        /s/ Terry K. Glenn
*By _________________________________                 January 25, 1996

  (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT                                                                 PAGE
 NUMBER                                                                 NUMBER
 -------                                                                ------
 (1)(D)  --Articles of Amendment dated October 21, 1994
 (1)(E)  --Articles Supplementary dated October 21, 1994
 (11)(A) --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant
 (17)(A) --Financial Data Schedule for Class A shares
 (17)(B) --Financial Data Schedule for Class B shares
 (17)(C) --Financial Data Schedule for Class C shares
 (17)(D) --Financial Data Schedule for Class D shares
 (18)(B) --Power of Attorney for James H. Bodurtha
 (18)(C) --Rule 18f-3 Plan

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch             back cover of Statement of
logo including stylized market              Additional Information
bull